                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                                 CASE NO.  01-53291
                                                              ------------

                                                     CHAPTER 11
                                                     MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED: Oct-01                      PETITION DATE:  07/02/01
                   --------                                   ------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in $1

                                                                       END OF CURRENT          END OF PRIOR        AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                           MONTH                 MONTH               FILING (1)
                                                                   ----------------------   ------------------   ------------------
    a.  Current Assets                                                      $215,802,168         $219,767,474
                                                                   ----------------------   ------------------
    b.  Total Assets                                                        $870,508,409         $887,399,204         $922,513,084
                                                                   ----------------------   ------------------   ------------------
    c.  Current Liabilities                                                   $3,267,817           $4,454,489
                                                                   ----------------------   ------------------
    d.  Total Liabilities                                                   $343,939,276         $345,125,948         $340,671,459
                                                                   ----------------------   ------------------   ------------------

                                                                                                                     CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH           PRIOR MONTH         (CASE TO DATE)
                                                                   ----------------------   ------------------   ------------------

    a.  Total Receipts                                                          $769,124             $345,124           $5,172,416
                                                                   ----------------------   ------------------   ------------------
    b.  Total Disbursements                                                   $3,244,874           $1,697,478          $23,230,147
                                                                   ----------------------   ------------------   ------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)           ($2,475,750)         ($1,352,354)        ($18,057,731)
                                                                   ----------------------   ------------------   ------------------
    d.  Cash Balance Beginning of Month                                     $171,749,015         $173,101,369         $187,330,996
                                                                   ----------------------   ------------------   ------------------
    e.  Cash Balance End of Month (c + d)                                   $169,273,265         $171,749,015         $169,273,265
                                                                   ----------------------   ------------------   ------------------

                                                                                                                     CUMULATIVE
                                                                       CURRENT MONTH           PRIOR MONTH         (CASE TO DATE)
                                                                   ----------------------   ------------------   ------------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          ($15,708,470)        ($10,958,540)        ($55,776,159)
                                                                   ----------------------   ------------------   ------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                               $5,258,628           $5,260,111
                                                                   ----------------------   ------------------
6.  POST-PETITION LIABILITIES                                                 $3,267,817           $4,454,489
                                                                   ----------------------   ------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                            $0                   $0
                                                                   ----------------------   ------------------

AT THE END OF THIS REPORTING MONTH:                                                                    YES          NO
                                                                                                     -------      ------

8.  Have any payments been made on pre-petition debt, other than payments in the normal                              X
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                         X
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                                    X

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,               X
    attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general liability?                     X

13. Are a plan and disclosure statement on file?                                                                     X

14. Was there any post-petition borrowing during this reporting period?                                              X

15. Check if paid: Post-petition taxes   x ;      U.S. Trustee Quarterly Fees(2);    Check if filing is current for: Post-petition
    tax reporting and tax returns:       x .
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Notes:

(1)  As maintained on the Debtor's books.

(2) U.S. Trustee Quarterly Fees have been assessed, but they are not due at this time.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 11/15/01              /s/ EUGENE A. REILLY
     -------------          ----------------------------------------------------
                            Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 11

PAYEE                        DATE PAID                NET PAY       GROSS PAY     DESCRIPTION
-----                        ---------                -------       ---------     -----------
Dale Marquart      10/12/01, 10/26/01 & 10/31/01       20,034          30,157     184 Hours Pay and Vacation
Dale Marquart                 10/26/01                     58              58     Expense Reimbursement
Dale Marquart                 10/31/01                 75,847         117,501     Retention Pay
David Pangburn     10/12/01, 10/26/01 & 10/31/01       23,260          25,665     184 Hours Pay and Vacation
David Pangburn                10/31/01                 64,550         100,000     Retention Pay

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   10/31/01
                                              ------------

                   CURRENT MONTH
----------------------------------------------------                                                       CUMULATIVE    NEXT MONTH
     ACTUAL          FORECAST (1)        VARIANCE                                                        (CASE TO DATE)  FORECAST(2)
-----------------  ---------------   ---------------                                                     --------------- -----------
                                                       REVENUES:
                        n/a               n/a            Gross Sales                                         $1,944,095      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                        n/a               n/a            less: Sales Returns & Allowances                                    n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            Net Sales                                           $1,944,095      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            less: Cost of Goods Sold      (Schedule 'B')       $13,523,136      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            Gross Profit                                      ($11,579,041)     n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
        $398,582        n/a               n/a            Interest                                            $2,033,717      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            Other Income:  Proceeds from sale of                $1,779,385      n/a
-----------------  ---------------   ---------------                    -------------------------------- ---------------  ---------
                                                         common stock in Packeteer, Inc.
-----------------  ---------------   ---------------   ------------------------------------------------- ---------------  ---------

-----------------  ---------------   ---------------   ------------------------------------------------- ---------------  ---------
        $398,582        n/a               n/a                TOTAL REVENUES                                 ($7,765,939)     n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                                                       EXPENSES:
         $55,822        n/a               n/a            Compensation to Owner(s)/Officer(s)                   $339,114      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
         $80,544        n/a               n/a            Salaries                                            $2,402,388      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            Commissions                                            $16,225      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
        $154,191        n/a               n/a            Contract Labor                                        $551,898      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                                                         Rent/Lease:
        ($78,679)       n/a               n/a                Personal Property                                  $59,814      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
        $385,016        n/a               n/a                Real Property                                   $2,805,330      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
         $80,573        n/a               n/a            Insurance                                             $405,161      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                                                         Management Fees
-----------------  ---------------   ---------------                                                     ---------------  ---------
      $7,177,227        n/a               n/a            Depreciation                                       $29,195,315      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                                                         Taxes:
                                                             Employer Payroll Taxes
-----------------  ---------------   ---------------                                                     ---------------  ---------
         $55,000        n/a               n/a                Real Property Taxes                               $236,822      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
        $517,188        n/a               n/a                Other Taxes                                     $2,123,995      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                        n/a               n/a            Other Selling                                         $359,386      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
        $916,291        n/a               n/a            Other Administrative                                $1,736,689      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
        $413,041        n/a               n/a            Interest Expense                                    $1,652,205      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
        $349,519        n/a               n/a            Other Expenses:Bonus                                $1,499,172      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
            $326        n/a               n/a                           Overtime                                $29,404      n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
         $68,643        n/a               n/a                           Fringe benefit                         $896,383      n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
          $1,521        n/a               n/a                           Severance                              $911,770      n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
        $207,516        n/a               n/a                           Repair & Maintenance                   $617,411      n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
         $13,241        n/a               n/a                           Travel                                 $111,693      n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
         $45,442        n/a               n/a                           Telephone                              $395,116      n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
              $0        n/a               n/a                           IS & Facility Allocation            ($1,483,937)     n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
         $13,707        n/a               n/a                           Cleaning Services                       $80,752      n/a
-----------------  ---------------   ---------------   -----------------                                 ---------------  ---------
     $10,456,129        n/a               n/a                TOTAL EXPENSES                                 $44,942,106      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
    ($10,057,547)       n/a               n/a          SUBTOTAL                                            ($52,708,045)     n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                                                       REORGANIZATION ITEMS:
       ($609,615)       n/a               n/a            Professional Fees                                  ($3,615,511)     n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                        n/a               n/a            Provisions for Rejected Executory Contracts                         n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                        n/a               n/a            Interest Earned on Accumulated Cash from                            n/a
-----------------  ---------------   ---------------     Resulting Chp 11 Case                           ---------------  ---------

     ($5,041,308)       n/a               n/a            Gain or (Loss) from Sale of Equipment              ($5,637,846)     n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            U.S. Trustee Quarterly Fees                                         n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            Writeoff of Pre-Petition Fringe Benefit Accrual     $1,275,291      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
              $0        n/a               n/a            Writeoff of Pre-Petition Accrued Bonus              $4,909,952      n/a
-----------------  ---------------   ---------------   ------------------------------------------------- ---------------  ---------
     ($5,650,923)       n/a               n/a                 TOTAL REORGANIZATION ITEMS                    ($3,068,114)     n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
    ($15,708,470)       n/a               n/a           NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($55,776,159)     n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
                        n/a               n/a            Federal & State Income Taxes                                $0      n/a
-----------------  ---------------   ---------------                                                     ---------------  ---------
    ($15,708,470)       n/a               n/a          NET PROFIT (LOSS)                                   ($55,776,159)     n/a
=================  ===============   ===============                                                     ===============  =========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   10/31/01
                                              ------------

ASSETS

                                                                    FROM SCHEDULES          BOOK VALUE
                                                                    --------------          ----------
CURRENT ASSETS

    Cash, cash equivalents and short term investment - unrestricted                             $122,094,950
                                                                                       ----------------------
    Cash, cash equivalents and short term investment - restricted                                $47,178,315
                                                                                       ----------------------
    Accounts receivable (net)                                              A                      $5,258,628
                                                                                       ----------------------
    Inventory                                                              B                     $32,147,835
                                                                                       ----------------------
    Prepaid expenses                                                                              $5,765,333
                                                                                       ----------------------
    Professional retainers                                                                          $306,458
                                                                                       ----------------------
    Other: Deferred Cost of Sales                                                                 $1,813,420
           ---------------------------------------------                               ----------------------
           Deposits                                                                               $1,234,388
           ---------------------------------------------                               ----------------------
           Others                                                                                     $2,840
    ----------------------------------------------------                               ----------------------

           TOTAL CURRENT ASSETS                                                                 $215,802,168
                                                                                       ----------------------
PROPERTY AND EQUIPMENT (BOOK VALUE)

    Real property                                                          C                              $0
                                                                                       ----------------------
    Machinery and equipment                                                D                     $17,766,172
                                                                                       ----------------------
    Furniture and fixtures                                                 D                              $0
                                                                                       ----------------------
    Network equipment                                                      D                    $228,898,928
                                                                                       ----------------------
    Leasehold improvements                                                 D                     $19,840,970
                                                                                       ----------------------
    Vehicles                                                               D                      $1,295,962
                                                                                       ----------------------
    Other:                                                                 D
           ---------------------------------------------                               ----------------------
                                                                           D
    ----------------------------------------------------                               ----------------------
                                                                           D
    ----------------------------------------------------                               ----------------------
                                                                           D
    ----------------------------------------------------                               ----------------------

           TOTAL PROPERTY AND EQUIPMENT                                                         $267,802,032
                                                                                       ----------------------
OTHER ASSETS

    Network Equipment & Inventory                                                               $198,262,931
                                                                                       ----------------------
    Deferred Cost of Sales-Long term                                                              $1,147,693
                                                                                       ----------------------
    Long Term Deposits                                                                              $642,064
                                                                                       ----------------------
    Investment in subsidiaries                                                                    $5,185,973
    ----------------------------------------------------                               ----------------------
    WCS Spectrum                                                                                  $1,320,793
    ----------------------------------------------------                               ----------------------
    Debt & Warrant Offering- 2000                                                                 $7,330,040
    ----------------------------------------------------                               ----------------------
    Intercompany receivables-Metricom DC, LLC  (1)                                              $173,014,715
    ----------------------------------------------------                               ----------------------

           TOTAL OTHER ASSETS                                                                   $386,904,209
                                                                                       ----------------------
           TOTAL ASSETS                                                                         $870,508,409
                                                                                       ======================

NOTE:

       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

       (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

       The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                    LIABILITIES AND EQUITY
                    (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES
    POST-PETITION

        CURRENT LIABILITIES

               Salaries and wages                                                                         $0
                                                                                       ----------------------
               Payroll taxes                                                                              $0
                                                                                       ----------------------
               Real and personal property taxes                                                   $2,288,000
                                                                                       ----------------------
               Bonus                                                                                      $0
                                                                                       ----------------------
               Vacation                                                                                   $0
                                                                                       ----------------------
               Sales and use tax payable                                                              $1,629
                                                                                       ----------------------
               Accounts payable (trade)                                    A                        $662,218
                                                                                       ----------------------
               Franchise Tax Payable                                                                  $8,035
                                                                                       ----------------------
               Fringe Benefits Applied                                                              $315,935
                                                                                       ----------------------
               Accrued professional fees
                                                                                       ----------------------
               Current portion of long-term post-petition debt
                (due within 12 months)
                                                                                       ----------------------
               Other:   Others                                                                       ($8,000)
                        ------------------------------------                           ----------------------

               ---------------------------------------------                           ----------------------

               ---------------------------------------------                           ----------------------

               TOTAL CURRENT LIABILITIES                                                          $3,267,817
                                                                                       ----------------------
        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                              $0
                                                                                       ----------------------
               TOTAL POST-PETITION LIABILITIES                                                    $3,267,817
                                                                                       ----------------------
    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

               Secured claims                                              F                      $3,470,874
                                                                                       ----------------------
               Priority unsecured claims                                   F                      $2,450,424
                                                                                       ----------------------
               General unsecured claims                                    F                    $334,750,161
                                                                                       ----------------------
               TOTAL PRE-PETITION LIABILITIES                                                   $340,671,459
                                                                                       ----------------------
               TOTAL LIABILITIES                                                                $343,939,276
                                                                                       ----------------------
EQUITY (DEFICIT)

        Retained Earnings/(Deficit) at time of filing  (1)                                     ($885,004,240)
                                                                                       ----------------------
        Capital Stock                                                                                $30,920
                                                                                       ----------------------
        Additional paid-in capital                                                              $790,757,686
                                                                                       ----------------------
        Warrants to purchase Common Stock                                                         $6,328,173
                                                                                       ----------------------
        Accum other comprehensive income                                                             $81,759
                                                                                       ----------------------
        Cumulative profit/(loss) since filing of case                                           ($55,776,159)
                                                                                       ----------------------
        Preferred Stock                                                                         $638,677,904
                                                                                       ----------------------
        Equity adjustment for pre-petition liabilities due to Chapter 11 filing                  $31,473,090
                                                                                       ----------------------
               TOTAL EQUITY (DEFICIT)                                                           $526,569,133
                                                                                       ----------------------
TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $870,508,409
                                                                                       ======================

NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                            ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE         PAST DUE
                                                         [PRE AND POST PETITION]      [POST PETITION]    POST PETITION DEBT
                                                        ----------------------     ----------------      ------------------
    0 -30 Days                                                             $0             $662,218
                                                        ----------------------     ----------------
    31-60 Days                                                             $0
                                                        ----------------------     ----------------
    61-90 Days                                                     $1,698,487                                           $0
                                                        ----------------------     ----------------      ------------------
    91+ Days                                                       $5,482,008
                                                        ----------------------     ----------------
    Total accounts receivable/payable                              $7,180,495             $662,218
                                                        ----------------------     ================
    Allowance for doubtful accounts                                $1,921,867
                                                        ----------------------
    Accounts receivable (net)                                      $5,258,628
                                                        ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD
                                                                                                   ------------------
                                 INVENTORY(IES)
                                   BALANCE AT
                                  END OF MONTH
                                                            INVENTORY BEGINNING OF MONTH                 $32,147,835
                                                                                                   ------------------
                                                            Add -
    Retail/Restaurants -                                      Net purchase
                                                                                                   ------------------
      Product for resale                                      Direct labor
                           -----------------------                                                 ------------------
                                                              Manufacturing overhead
                                                                                                   ------------------
    Distribution -                                            Freight in
                                                                                                   ------------------
      Products for resale                                     Other:                                              $0
                           -----------------------                                                 ------------------
                                                                                                                  $0
                                                            ----------------------------------     ------------------
    Manufacturer -                                                                                                $0
                                                            ----------------------------------     ------------------
      Raw Materials                   $11,799,472
                           -----------------------
      Work-in-progress                         $0           Less -
                           -----------------------
      Finished goods                  $20,348,363             Inventory End of Month                     $32,147,835
                           -----------------------                                                 ------------------
                                                              Shrinkage
                                                                                                   ------------------
    Other - Explain                                                                                               $0
                           -----------------------                                                 ------------------

    -----------------------
                                                            Cost of Goods Sold                                    $0
    -----------------------                                                                        ==================
        TOTAL                         $32,147,835
                           =======================



    METHOD OF INVENTORY CONTROL                                          INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
              Yes [X] No [ ]

    How often do you take a complete physical inventory?                 Valuation methods -
                                                                             FIFO cost                                X
                                                                                                                    ------
      Weekly                      The Debtor conducted daily                 LIFO cost
                      ------                                                                                        ------
      Monthly                     cycle count up until 7/31/01.              Lower of cost or market
                      ------                                                                                        ------
      Quarterly                   This procedure substituted                 Retail method
                      ------                                                                                        ------
      Semi-annually               for physical inventories.                  Other
                      ------                                                                                        ------
      Annually                                                                 Explain
                      ------
Date of last physical inventory was        10/1/1997
                                  -----------------------------          ----------------------------------------------------------

                                                                         ----------------------------------------------------------
Date of next physical inventory is Not scheduled at this time.
                                   ---------------------------           ----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST               BOOK VALUE
                                                                                 ----               ----------
Machinery & Equipment -
      Machinery & Equipment                                                     $15,514,825             $15,514,825
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($8,630,498)            ($8,630,498)
      -----------------------------------------------                       ----------------    --------------------
      Tooling                                                                    $3,153,764              $3,153,764
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($1,692,397)            ($1,692,397)
      -----------------------------------------------                       ----------------    --------------------
      Application Software                                                      $10,538,908             $10,538,908
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($6,868,980)            ($6,868,980)
      -----------------------------------------------                       ----------------    --------------------
      Computer Hardware                                                         $16,123,605             $16,123,605
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                              ($10,754,037)           ($10,754,037)
      -----------------------------------------------                       ----------------    --------------------
      Demo Equipment                                                               $182,478                $182,478
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                                  ($61,865)               ($61,865)
      -----------------------------------------------                       ----------------    --------------------
      Ricochet Modems                                                              $336,421                $336,421
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                                  ($76,052)               ($76,052)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                     $17,766,172             $17,766,172
                                                                            ================    ====================
Furniture & Fixtures -
      Office Furniture & Equipment                                                       $0                      $0
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                                        $0                      $0
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Network  Equipment -
      Ricochet 2 Radios                                                        $116,712,185            $116,712,185
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                              ($26,973,665)           ($26,973,665)
      -----------------------------------------------                       ----------------    --------------------
      Wired Access Points Assets                                               $161,418,372            $161,418,372
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                              ($44,294,476)           ($44,294,476)
      -----------------------------------------------                       ----------------    --------------------
      Network Interface Facility                                                 $9,252,737              $9,252,737
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($2,169,225)            ($2,169,225)
      -----------------------------------------------                       ----------------    --------------------
      Capitalized Interest                                                      $18,270,000             $18,270,000
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Amortization                                               ($3,317,000)            ($3,317,000)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                    $228,898,928            $228,898,928
                                                                            ================    ====================
Leasehold Improvements -
      Building Improvements                                                     $22,325,224             $22,325,224
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($2,484,254)            ($2,484,254)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                     $19,840,970             $19,840,970
                                                                            ================    ====================
Vehicles -
      Vehicles                                                                   $2,628,532              $2,628,532
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                               ($1,332,570)            ($1,332,570)
      -----------------------------------------------                       ----------------    --------------------
      Total                                                                      $1,295,962              $1,295,962
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE (1)                               0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
                                                ---------      ----------     ----------      --------          -----
Federal

       Income Tax Withholding                            $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       FICA - Employee                                   $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       FICA - Employer                                   $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Unemployment (FUTA)                               $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Income                                            $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Other (Attach List)                               $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                      $0              $0             $0             $0              $0
                                              --------------  -------------- -------------- --------------   -------------
STATE AND LOCAL

       Income Tax Withholding                            $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Unemployment (UT)                                 $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Disability Insurance (DI)                         $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                          $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Sales and Use Tax                             $1,629                                                        $1,629
                                              --------------  -------------- -------------- --------------   -------------
       Excise                                            $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Real property                               $220,000                                                      $220,000
                                              --------------  -------------- -------------- --------------   -------------
       Personal property                           $517,000        $517,000     $1,034,000                     $2,068,000
                                              --------------  -------------- -------------- --------------   -------------
       Income                                            $0                                                            $0
                                              --------------  -------------- -------------- --------------   -------------
       Other (Franchise Tax)                             $0              $0         $2,126         $5,909          $8,035
                                              --------------  -------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                          $738,629        $517,000     $1,036,126         $5,909      $2,297,664
                                              --------------  -------------- -------------- --------------   -------------
TOTAL TAXES                                        $738,629        $517,000     $1,036,126         $5,909      $2,297,664
                                              ==============  ============== ============== ==============   =============

(1)  ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.


                                   SCHEDULE F

                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     CLAIMED           ALLOWED
                                                                                 AMOUNT       AMOUNT (b), (1)
                                                                                 ------       ---------------
       Secured claims  (a)                                                      $3,470,874        $3,470,874
                                                                             --------------    --------------
       Priority claims other than taxes                                             $4,650            $4,650
                                                                             --------------    --------------
       Priority tax claims                                                      $1,979,948        $2,445,774
                                                                             --------------    --------------
       General unsecured claims                                               $961,883,175      $334,750,161
                                                                             --------------    --------------

        (a)     List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

        (1) Estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                ACCOUNT 1       ACCOUNT 2      ACCOUNT 3      ACCOUNT 4
                                                ---------       ---------      ---------      ---------
Bank                                          Please refer to attached statement.
                                              ------------------------------ -------------- --------------
Account Type

                                              --------------  -------------- -------------- --------------
Account No.
                                              --------------  -------------- -------------- --------------
Account Purpose

                                              --------------  -------------- -------------- --------------
Balance, End of Month

                                              --------------  -------------- -------------- --------------
Total Funds on Hand for all Accounts           $169,273,265
                                              --------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H

                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                                          ACCOUNT NO.                              ACCOUNT TYPE

BANKS

Wells Fargo General Account                               4487-098311                             General Banking
Wells Fargo Controlled Disbursement Account               4759-600877                             General Banking
Wells Fargo Southeast PC Account                          4375-685799                             General Banking
Wells Fargo Northeast Account                             4375-685815                             General Banking
Wells Fargo Western Region Account                        4375-685823                             General Banking
Wells Fargo Northern Central Account                      4375-686193                             General Banking
Wells Fargo Ricochet Account                              4487-098485                             General Banking
Wells Fargo Metricom Account                              4496-812934                             General Banking
Wells Fargo Flex Benefits Account                         4761-067420                             General Banking
Wells Fargo Medical Benefits Account                      4761-067438                             General Banking
Wells Fargo LLC Account                                   4487-099655                             General Banking
Union Bank of California                                  6450-135869                             General Banking
Union Bank of California - Payroll                        6450-136792                             General Banking
Union Bank of California - General                         2180043112                            CHPT. 11 Banking
Union Bank of California - General                         2180043244                            CHPT. 11 Banking
Union Bank of California - Payroll                         2180043252                            CHPT. 11 Banking
Union Bank of California - Tax                             2180043260                            CHPT. 11 Banking
Union Bank of California - Medical                         2180043279                            CHPT. 11 Banking
Union Bank of California - Flex Benefits                   2180043287                            CHPT. 11 Banking
Union Bank of California - Escrow                          2180043740                            CHPT. 11 Banking
Union Bank of California - General Pre-petition            2180043147                             General Banking
Union Bank of California - Payroll Pre-petition            2180043155                             General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                                      881-881235108                          Money Market Funds
Fidelity Institutional                                  0059-00493084842                        Money Market Funds
JP Morgan Institutional                                     5012931                             Money Market Funds
Dreyfus Institutional                                    288-0981002876                         Money Market Funds

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                                     000MB2890-1            Investments in CP, Money Market Funds, Treasuries
Morgan Stanley & Co.                                       14-78C44-1            Investments in CP, Money Market Funds, Treasuries
Salomon Smith Barney                                      449-0H399-19           Investments in CP, Money Market Funds, Treasuries
Lehman Brothers                                           833-79266-15           Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt                                       138816              Investments in CP, Money Market Funds, Treasuries
Wells Fargo Asset Mgmt Pledged                              2215431              Investments in CP, Money Market Funds, Treasuries

LT INVESTMENTS

Bank One                                                   204821-000                           Government T-Strips
State Street Bank                                          127415-010                          Money Market account

EQUITY INVESTMENTS

Lehman Brothers                                           833-41241-15                    Equity stake in Packeteer, Inc.

Petty Cash on hand






                                                                                                   10/31/2001      10/31/2001
                                                                   ACCOUNT PURPOSE                BANK BALANCE    BOOK BALANCE

BANKS

Wells Fargo General Account                                        General Banking                            $0              $0
Wells Fargo Controlled Disbursement Account                        General Banking                            $0              $0
Wells Fargo Southeast PC Account                                   General Banking                            $0              $0
Wells Fargo Northeast Account                                      General Banking                            $0              $0
Wells Fargo Western Region Account                                 General Banking                            $0              $0
Wells Fargo Northern Central Account                               General Banking                            $0              $0
Wells Fargo Ricochet Account                                       General Banking                            $0              $0
Wells Fargo Metricom Account                                       General Banking                            $0              $0
Wells Fargo Flex Benefits Account                                  General Banking                            $0              $0
Wells Fargo Medical Benefits Account                               General Banking                            $0              $0
Wells Fargo LLC Account                                            General Banking                            $0              $0
Union Bank of California                                           General Banking                            $0              $0
Union Bank of California - Payroll                                 General Banking                            $0              $0
Union Bank of California - General                                 General Banking                            $0              $0
Union Bank of California - General                                 General Banking                      $108,039       ($595,816)
Union Bank of California - Payroll                                 General Banking                       $22,817          $6,811
Union Bank of California - Tax                                     General Banking                            $0              $0
Union Bank of California - Medical                                 General Banking                            $0              $0
Union Bank of California - Flex Benefits                           General Banking                        $2,804          $2,804
Union Bank of California - Escrow                                  General Banking                          $100            $100
Union Bank of California - General Pre-petition                    General Banking                            $0              $0
Union Bank of California - Payroll Pre-petition                    General Banking                            $0              $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                                      Account invests in A1/P1 funds only         $49,474,880     $49,474,880
Fidelity Institutional                                   Account invests in A1/P1 funds only         $32,892,040     $32,892,040
JP Morgan Institutional                                  Account invests in A1/P1 funds only                  $0              $0
Dreyfus Institutional                                    Account invests in A1/P1 funds only                  $0              $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                                    Account invests in A1/P1 funds only          $6,199,846      $6,199,846
Morgan Stanley & Co.                                     Account invests in A1/P1 funds only         $39,037,831     $39,037,831
Salomon Smith Barney                                     Account invests in A1/P1 funds only                  $0              $0
Lehman Brothers                                          Account invests in A1/P1 funds only          $1,203,176      $1,203,176
Wells Fargo Asset Mgmt                                   Account invests in A1/P1 funds only              $2,120          $2,120
Wells Fargo Asset Mgmt Pledged                                Account holds collateral
                                                          for outstanding Letters of Credit           $2,048,098      $2,048,098

LT INVESTMENTS

Bank One                                                Restricted Bonds for Coupon payments         $38,643,716     $38,643,716
State Street Bank                                         Escrow account for Tim Dreisbach              $286,655        $286,655

EQUITY INVESTMENTS

Lehman Brothers                                               Own 20,700 stake in PKTR
                                                            at a purchase price of $0.25                 $70,380         $70,380

Petty Cash on hand                                                                                          $622            $622
                                                                                                 --------------------------------
                                                                                                    $169,993,124    $169,273,265
                                                                                                 ================================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/01


                                                                                 Actual                    Cumulative
                                                                              Current Month              (Case to Date)
                                                                              -------------              --------------
CASH RECEIPTS

      Rent/Leases Collected

                                                                          --------------------        ------------------
      Cash Received from Sales                                                         $1,483                  $761,113
                                                                          --------------------        ------------------
      Interest Received                                                              $313,517                $1,601,739
                                                                          --------------------        ------------------
      Borrowings

                                                                          --------------------        ------------------
      Funds from Shareholders, Partners, or Other Insiders

                                                                          --------------------        ------------------
      Capital Contributions

                                                                          --------------------        ------------------
           Legal Settlement                                                                                      $9,000
      -------------------------------------------------------             --------------------        ------------------
           Proceeds from sale of common stock in Packeteer, Inc.                                             $1,810,635
      -------------------------------------------------------             --------------------        ------------------
           Interest Accrued on Government Strip                                      $100,759                  $459,355
      -------------------------------------------------------             --------------------        ------------------
           Unrealized gain on short term investment                                    $4,347                    $9,008
      -------------------------------------------------------             --------------------        ------------------
           Proceeds from sale of fixed assets                                        $281,213                  $453,761
      -------------------------------------------------------             --------------------        ------------------
           Miscellaneous refund                                                       $67,805                   $67,805
      -------------------------------------------------------             --------------------        ------------------
           TOTAL CASH RECEIPTS                                                       $769,124                $5,172,416
                                                                          --------------------        ------------------
CASH DISBURSEMENTS

      Payments for Inventory

                                                                          --------------------        ------------------
      Selling

                                                                          --------------------        ------------------
      Administrative                                                               $1,252,693                $9,469,133
                                                                          --------------------        ------------------
      Capital Expenditures

                                                                          --------------------        ------------------
      Principal Payments on Debt

                                                                          --------------------        ------------------
      Interest Paid

                                                                          --------------------        ------------------
      Rent/Lease:
           Personal Property

                                                                          --------------------        ------------------
           Real Property                                                              $15,395                $3,853,366
                                                                          --------------------        ------------------
      Amount Paid to Owner(s)/Officer(s)
           Salaries                                                                   $43,293                  $222,327
                                                                          --------------------        ------------------
           Draws

                                                                          --------------------        ------------------
           Commissions/Royalties

                                                                          --------------------        ------------------
           Expense Reimbursements                                                         $58                    $7,618
                                                                          --------------------        ------------------
           Other (includes Retention Bonuses)                                        $140,397                  $142,897
                                                                          --------------------        ------------------
      Salaries/Commissions (less employee withholding)                               $229,306                $3,147,279
                                                                          --------------------        ------------------
      Management Fees

                                                                          --------------------        ------------------
      Taxes:
           Employee Withholding                                                      $667,771                $2,399,779
                                                                          --------------------        ------------------
           Employer Payroll Taxes                                                     $47,910                  $351,492
                                                                          --------------------        ------------------
           Real Property Taxes                                                                                  $16,822
                                                                          --------------------        ------------------
           Other Taxes                                                                 $2,629                   $99,982
                                                                          --------------------        ------------------
      Other Cash Outflows:
                                                                          --------------------        ------------------
           ESPP refund                                                                                         $512,394
           --------------------------------------------------             --------------------        ------------------
           Employee Expense Reimbursements                                             $5,188                  $192,012
           --------------------------------------------------             --------------------        ------------------
           Severance                                                                   $1,521                  $447,900
           --------------------------------------------------             --------------------        ------------------
           Reverse the unrealized gain for Packeteer Shares (1)                                              $1,528,433
           --------------------------------------------------             --------------------        ------------------
           Retention Bonus                                                           $838,713                  $838,713
           --------------------------------------------------             --------------------        ------------------
           TOTAL CASH DISBURSEMENTS:                                               $3,244,874               $23,230,147
                                                                          --------------------        ------------------
NET INCREASE (DECREASE) IN CASH                                                   ($2,475,750)             ($18,057,731)
                                                                          --------------------        ------------------
CASH BALANCE, BEGINNING OF PERIOD                                                $171,749,015              $187,330,996
                                                                          --------------------        ------------------
CASH BALANCE, END OF PERIOD                                                      $169,273,265              $169,273,265
                                                                          ====================        ==================

Notes:
(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

                             STATEMENT OF CASH FLOWS

           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 10/31/01
                                              --------

CASH FLOWS FROM OPERATING ACTIVITIES                                                        ACTUAL                CUMULATIVE
                                                                                         CURRENT MONTH          (CASE TO DATE)
                                                                                         -------------          --------------
         Cash Received from Sales                                                                  $1,483                 $761,113
                                                                                      --------------------  -----------------------
         Rent/Leases Collected

                                                                                      --------------------  -----------------------
         Interest Received                                                                       $313,517               $1,601,739
                                                                                      --------------------  -----------------------
         Cash Paid to Suppliers

                                                                                      --------------------  -----------------------
         Cash Paid for Selling Expenses

                                                                                      --------------------  -----------------------
         Cash Paid for Administrative Expenses                                                 $1,252,693               $9,469,133
                                                                                      --------------------  -----------------------
         Cash Paid for Rents/Leases:
            Personal Property
                                                                                      --------------------  -----------------------
            Real Property                                                                         $15,395               $3,853,366
                                                                                      --------------------  -----------------------
         Cash Paid for Interest

                                                                                      --------------------  -----------------------
         Cash Paid for Net Payroll and Benefits                                                  $229,306               $3,147,279
                                                                                      --------------------  -----------------------
         Cash Paid to Owner(s)/Officer(s)
            Salaries                                                                              $43,293                 $222,327
                                                                                      --------------------  -----------------------
            Draws

                                                                                      --------------------  -----------------------
            Commissions/Royalties

                                                                                      --------------------  -----------------------
            Expense Reimbursements                                                                    $58                   $7,618
                                                                                      --------------------  -----------------------
            Other (includes Retention Bonuses)                                                   $140,397                 $142,897
                                                                                      --------------------  -----------------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.
            Employer Payroll Tax                                                                  $47,910                 $351,492
                                                                                      --------------------  -----------------------
            Employee Withholdings                                                                $667,771               $2,399,779
                                                                                      --------------------  -----------------------
            Real Property Taxes                                                                                            $16,822
                                                                                      --------------------  -----------------------
            Other Taxes                                                                            $2,629                  $99,982
                                                                                      --------------------  -----------------------
         Cash Paid for General Expenses

                                                                                      --------------------  -----------------------
         Other cash inflows:
         --------------------------------------------------------------------         --------------------  -----------------------
            Legal settlement                                                                                                $9,000
         --------------------------------------------------------------------         --------------------  -----------------------
            Proceeds from sale of common stock in Packeteer, Inc.                                                       $1,810,635
         --------------------------------------------------------------------         --------------------  -----------------------
            Interest accrued on government strip                                                 $100,759                 $459,355
         --------------------------------------------------------------------         --------------------  -----------------------
            Unrealized gain on short term investment                                               $4,347                   $9,008
         --------------------------------------------------------------------         --------------------  -----------------------
            Proceeds from sale of fixed assets                                                   $281,213                 $453,761
         --------------------------------------------------------------------         --------------------  -----------------------
            Miscellaneous refund                                                                  $67,805                  $67,805
         --------------------------------------------------------------------         --------------------  -----------------------
         Other cash outflows:
         --------------------------------------------------------------------         --------------------  -----------------------
            ESPP refund                                                                                                   $512,394
         --------------------------------------------------------------------         --------------------  -----------------------
            Employee expense reimbursement                                                         $5,188                 $192,012
         --------------------------------------------------------------------         --------------------  -----------------------
            Severance                                                                              $1,521                 $447,900
         --------------------------------------------------------------------         --------------------  -----------------------
            Reverse the unrealized gain on Packeteer shares (1)                                                         $1,528,433
         --------------------------------------------------------------------         --------------------  -----------------------
            Retention Bonus                                                                      $838,713                 $838,713
         --------------------------------------------------------------------         --------------------  -----------------------
         NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE                              ($2,475,750)            ($18,057,731)
         REORGANIZATION ITEMS                                                         --------------------  -----------------------

    CASH FLOWS FROM REORGANIZATION ITEMS

         Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                      --------------------  -----------------------
         Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                      --------------------  -----------------------
         U.S. Trustee Quarterly Fees

                                                                                      --------------------  -----------------------


         --------------------------------------------------------------------         --------------------  -----------------------
            NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                           $0                       $0
                                                                                      --------------------  -----------------------
    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                ($2,475,750)            ($18,057,731)
                                                                                      --------------------  -----------------------
    CASH FLOWS FROM INVESTING ACTIVITIES

         Capital Expenditures

                                                                                      --------------------  -----------------------
         Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                      --------------------  -----------------------


         --------------------------------------------------------------------         --------------------  -----------------------
            NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                           $0                       $0
                                                                                      --------------------  -----------------------
    CASH FLOWS FROM FINANCING ACTIVITIES
         Net Borrowings (Except Insiders)
                                                                                      --------------------  -----------------------
         Net Borrowings from Shareholders, Partners, or Other Insiders

                                                                                      --------------------  -----------------------
         Capital Contributions

                                                                                      --------------------  -----------------------
         Principal Payments

                                                                                      --------------------  -----------------------


         --------------------------------------------------------------------         --------------------  -----------------------
            NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           $0                       $0
                                                                                      --------------------  -----------------------
    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                      ($2,475,750)            ($18,057,731)
                                                                                      --------------------  -----------------------
    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                          $171,749,015             $187,330,996
                                                                                      --------------------  -----------------------
    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                $169,273,265             $169,273,265
                                                                                      ====================  =======================

Notes:

(1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom DC, L.L.C.                          CASE NO. 01-53300
                                                            ------------

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

          MONTH ENDED:  Oct-01                 PETITION DATE:  07/02/01
                       --------                               ----------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                      END OF CURRENT         END OF PRIOR        AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                          MONTH                 MONTH             FILING (1)
                                                                    ------------------    ------------------    ----------------
    a.  Current Assets                                                              $0                    $0
                                                                    ------------------    ------------------
    b.  Total Assets                                                      $179,876,057          $179,876,057        $180,022,607
                                                                    ------------------    ------------------    ----------------
    c.  Current Liabilities                                                         $0                    $0
                                                                    ------------------    ------------------
    d.  Total Liabilities                                                 $173,336,287          $173,336,287        $180,367,549
                                                                    ------------------    ------------------    ----------------

                                                                                                                   CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH          PRIOR MONTH         (CASE TO DATE)
                                                                    ------------------    ------------------    ----------------
    a.  Total Receipts                                                              $0                                        $0
                                                                    ------------------    ------------------    ----------------
    b.  Total Disbursements                                                         $0                                        $0
                                                                    ------------------    ------------------    ----------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                                        $0
                                                                    ------------------    ------------------    ----------------
    d.  Cash Balance Beginning of Month                                             $0                                        $0
                                                                    ------------------    ------------------    ----------------
    e.  Cash Balance End of Month (c + d)                                           $0                                        $0
                                                                    ------------------    ------------------    ----------------

                                                                                                                   CUMULATIVE
                                                                      CURRENT MONTH          PRIOR MONTH         (CASE TO DATE)
                                                                    ------------------    ------------------    ----------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                                        $0
                                                                    ------------------    ------------------    ----------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0
                                                                    ------------------    ------------------
6.  POST-PETITION LIABILITIES                                                       $0
                                                                    ------------------    ------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0
                                                                    ------------------    ------------------


AT THE END OF THIS REPORTING MONTH:                                                                   YES              NO
                                                                                                    -------         -------
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                 X
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                            X
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment,
    and name of payee)                                                                                                  X

12. Is the estate insured for replacement cost of assets and  for general liability?                    X

13. Are a plan and disclosure statement on file?                                                                        X

14. Was there any post-petition borrowing during this reporting period?                                                 X

15. Check if paid: Post-petition taxes ___;   U.S. Trustee Quarterly Fees ___;  Check if filing is current for: Post-petition tax reporting and tax returns: ___.
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date: 11/15/01                    /s/ EUGENE A. REILLY
      ------------------           ---------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended   10/31/01
                                            ------------

          CURRENT MONTH
-----------------------------------                                                    CUMULATIVE   NEXT MONTH
  ACTUAL     FORECAST     VARIANCE                                                   (CASE TO DATE)  FORECAST
---------   ----------   ----------                                                  -------------- ----------
                                        REVENUES:
        $0          $0           $0      Gross Sales                                           $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      less: Sales Returns & Allowances                      $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Net Sales                                             $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      less: Cost of Goods Sold  (Schedule 'B')              $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Gross Profit                                          $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Interest                                              $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Other Income:                                         $0          $0
----------  ----------   ----------                      ------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0          TOTAL REVENUES                                    $0          $0
----------  ----------   ----------                                                    ----------   ---------
                                       EXPENSES:

        $0          $0           $0      Compensation to Owner(s)/Officer(s)                   $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Salaries                                              $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Commissions                                           $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Contract Labor                                        $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Rent/Lease:                                           $0          $0
                                             Personal Property
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0          Real Property                                     $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Insurance                                             $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Management Fees                                       $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Depreciation                                          $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Taxes:                                                $0          $0
                                             Employer Payroll Taxes
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0          Real Property Taxes                               $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0          Other Taxes                                       $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Other Selling                                         $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Other Administrative                                  $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Interest                                              $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Other Expenses:                                       $0          $0
----------  ----------   ----------                      ------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0          TOTAL EXPENSES                                    $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0    SUBTOTAL                                                $0          $0
----------  ----------   ----------                                                    ----------   ---------
                                       REORGANIZATION ITEMS:
        $0          $0           $0      Professional Fees                                     $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Provisions for Rejected Executory Contracts           $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Interest Earned on Accumulated Cash from              $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0                   Resulting Chp 11 Case                                 $0          $0
----------  ----------                                                                 ----------   ---------
        $0          $0           $0      Gain or (Loss) from Sale of Equipment                 $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      U.S. Trustee Quarterly Fees                           $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0                                                            $0          $0
----------  ----------   ----------    ------------------------------------------      ----------   ---------
        $0          $0           $0           TOTAL REORGANIZATION ITEMS                       $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0     NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0      Federal & State Income Taxes                          $0          $0
----------  ----------   ----------                                                    ----------   ---------
        $0          $0           $0    NET PROFIT (LOSS)                                       $0          $0
==========  ==========   ==========                                                    ==========   =========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   10/31/01
                                            ------------
ASSETS

                                                                             FROM SCHEDULES               BOOK VALUE
                                                                             --------------               ----------
     CURRENT ASSETS

         Cash and cash equivalents - unrestricted                                                                        $0
                                                                                                     ----------------------
         Cash and cash equivalents - restricted                                                                          $0
                                                                                                     ----------------------
         Accounts receivable (net)                                                 A                                     $0
                                                                                                     ----------------------
         Inventory                                                                 B                                     $0
                                                                                                     ----------------------
         Prepaid expenses                                                                                                $0
                                                                                                     ----------------------
         Professional retainers                                                                                          $0
                                                                                                     ----------------------
         Other:                                                                                                          $0
               ---------------------------------------------------------                             ----------------------

         ---------------------------------------------------------------                             ----------------------
               TOTAL CURRENT ASSETS                                                                                      $0
                                                                                                     ----------------------
     PROPERTY AND EQUIPMENT (BOOK VALUE)

         Real property                                                             C                                     $0
                                                                                                     ----------------------
         Machinery and equipment                                                   D                               $281,653
                                                                                                     ----------------------
         Furniture and fixtures                                                    D                                     $0
                                                                                                     ----------------------
         Office equipment                                                          D                                     $0
                                                                                                     ----------------------
         Leasehold improvements                                                    D                                     $0
                                                                                                     ----------------------
         Vehicles                                                                  D                                     $0
                                                                                                     ----------------------
         Other:                                                                    D                                     $0
               ---------------------------------------------------------                             ----------------------
                                                                                   D
         ---------------------------------------------------------------                             ----------------------
                                                                                   D
         ---------------------------------------------------------------                             ----------------------
                                                                                   D
         ---------------------------------------------------------------                             ----------------------
                                                                                   D
         ---------------------------------------------------------------                             ----------------------
               TOTAL PROPERTY AND EQUIPMENT                                                                        $281,653
                                                                                                     ----------------------
     OTHER ASSETS

         Loans to shareholders                                                                                           $0
                                                                                                     ----------------------
         Loans to affiliates                                                                                             $0
                                                                                                     ----------------------
         Network Equipment & Inventory                                                                         $179,594,404
         ---------------------------------------------------------------                             ----------------------

         ---------------------------------------------------------------                             ----------------------

         ---------------------------------------------------------------                             ----------------------

         ---------------------------------------------------------------                             ----------------------
               TOTAL OTHER ASSETS                                                                              $179,594,404
                                                                                                     ----------------------
               TOTAL ASSETS                                                                                    $179,876,057
                                                                                                     ======================

NOTE:

       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

       Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES
     POST-PETITION

         CURRENT LIABILITIES

               Salaries and wages                                                                                        $0
                                                                                                     ----------------------
               Payroll taxes                                                                                             $0
                                                                                                     ----------------------
               Real and personal property taxes                                                                          $0
                                                                                                     ----------------------
               Income taxes                                                                                              $0
                                                                                                     ----------------------
               Sales taxes                                                                                               $0
                                                                                                     ----------------------
               Notes payable (short term)                                                                                $0
                                                                                                     ----------------------
               Accounts payable (trade)                                            A                                     $0
                                                                                                     ----------------------
               Real property lease arrearage                                                                             $0
                                                                                                     ----------------------
               Personal property lease arrearage                                                                         $0
                                                                                                     ----------------------
               Accrued professional fees                                                                                 $0
                                                                                                     ----------------------
               Current portion of long-term post-petition debt (due within
                12 months)                                                                                               $0
                                                                                                     ----------------------
               Other:                                                                                                    $0
                        ------------------------------------------------                             ----------------------

               ---------------------------------------------------------                             ----------------------

               ---------------------------------------------------------                             ----------------------
               TOTAL CURRENT LIABILITIES                                                                                 $0
                                                                                                     ----------------------
         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                            $0
                                                                                                     ----------------------
               TOTAL POST-PETITION LIABILITIES                                                                           $0
                                                                                                     ----------------------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
               Secured claims                                                      F                                     $0
                                                                                                     ----------------------
               Priority unsecured claims                                           F                              ($284,146)
                                                                                                     ----------------------
               General unsecured claims (1)                                        F                           $173,620,433
                                                                                                     ----------------------
               TOTAL PRE-PETITION LIABILITIES                                                                  $173,336,287
                                                                                                     ----------------------
               TOTAL LIABILITIES                                                                               $173,336,287
                                                                                                     ----------------------
EQUITY (DEFICIT)

         Retained Earnings/(Deficit) at time of filing (1)                                                       $1,354,797
                                                                                                     ----------------------
         Capital Stock                                                                                           $5,184,973
                                                                                                     ----------------------
         Additional paid-in capital
                                                                                                     ----------------------
         Cumulative profit/(loss) since filing of case
                                                                                                     ----------------------
         Post-petition contributions/(distributions) or (draws)
                                                                                                     ----------------------

         ---------------------------------------------------------------                             ----------------------
         Market value adjustment

                                                                                                     ----------------------
               TOTAL EQUITY (DEFICIT)                                                                            $6,539,770
                                                                                                     ----------------------
TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                         $179,876,057
                                                                                                     ======================


NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                         ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                                        [PRE AND POST PETITION]   [POST PETITION]  POST PETITION DEBT
-------------------------------                                        -----------------------  ----------------  ------------------
    0 -30 Days                                                                             $0                 $0
                                                                        ---------------------   ----------------
    31-60 Days                                                                             $0                 $0
                                                                        ---------------------   ----------------
    61-90 Days                                                                             $0                 $0                 $0
                                                                        ---------------------   ----------------   ----------------
    91+ Days                                                                               $0                 $0
                                                                        ---------------------   ----------------
    Total accounts receivable/payable                                                      $0                 $0
                                                                        ---------------------   ================
    Allowance for doubtful accounts                                                        $0
                                                                        ---------------------
    Accounts receivable (net)                                                              $0
                                                                        =====================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                      COST OF GOODS SOLD
----------------------------------                                      ------------------
                                               INVENTORY(IES)
                                                 BALANCE AT
                                                END OF MONTH
                                               -------------
                                                                        INVENTORY BEGINNING OF MONTH                             $0
                                                                                                                 ------------------
                                                                        ADD -                                                    $0
                                                                                                                 ------------------
    Retail/Restaurants -                                                  Net purchase                                           $0
                                                                                                                 ------------------
      Product for resale                                         $0       Direct labor                                           $0
                                          -------------------------                                              ------------------
                                                                          Manufacturing overhead                                 $0
                                                                                                                 ------------------
    Distribution -                                                        Freight in                                             $0
                                                                                                                 ------------------
      Products for resale                                        $0       Other:                                                 $0
                                          -------------------------                                              ------------------

                                                                        --------------------------------------   ------------------
    Manufacturer -
                                                                        --------------------------------------   ------------------
      Raw Materials                                              $0
                                          -------------------------
      Work-in-progress                                           $0     Less -
                                          -------------------------
      Finished goods                                             $0       Inventory End of Month                                 $0
                                          -------------------------                                              ------------------
                                                                          Shrinkage                                              $0
                                                                                                                 ------------------
    Other - Explain                                              $0       Personal Use                                           $0
                                          -------------------------                                              ------------------
    ---------------------------                                         Cost of Goods Sold                                       $0
                                                                                                                 ==================
    ---------------------------
        TOTAL                                                    $0
                                          =========================

    METHOD OF INVENTORY CONTROL                                         INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
              Yes [ ]  No [ ]

    How often do you take a complete physical inventory?                Valuation methods -
                                                                            FIFO cost
                                                                                                              ---
      Weekly                                                                LIFO cost
                      -----------                                                                             ---
      Monthly                                                               Lower of cost or market
                      -----------                                                                             ---
      Quarterly                                                             Retail method
                      -----------                                                                             ---
      Semi-annually                                                         Other
                      -----------                                                                             ---
      Annually                                                                Explain
                      -----------
Date of last physical inventory was       Not Applicable
                                          -------------------------     -----------------------------------------------------------

                                                                        -----------------------------------------------------------
Date of next physical inventory is        Not Applicable
                                          -------------------------     -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST             NET BOOK VALUE
                                                                                 ----             --------------
Machinery & Equipment -
      Computer Hardware                                                             $281,653                $281,653
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                         $281,653                $281,653
                                                                            ================    ====================

Furniture & Fixtures -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS           31-60 DAYS          61-90 DAYS         91+ DAYS           TOTAL
                                        ---------           ----------          ----------         --------           -----
Federal
       Income Tax Withholding                                                                                                 $0
                                    -----------------     ---------------     --------------     -------------     -------------
       FICA - Employee                                                                                                        $0
                                    -----------------     ---------------     --------------     -------------     -------------
       FICA - Employer                                                                                                        $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Unemployment (FUTA)                                                                                                    $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Income                                                                                                                 $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Other (Attach List)                                                                                                    $0
                                    -----------------     ---------------     --------------     -------------     -------------
TOTAL FEDERAL TAXES                                $0                  $0                 $0                $0                $0
                                    -----------------     ---------------     --------------     -------------     -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                                 $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Unemployment (UT)                                                                                                      $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Disability Insurance (DI)                                                                                              $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Empl. Training Tax (ETT)                                                                                               $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Sales                                                                                                                  $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Excise                                                                                                                 $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Real property                                                                                                          $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Personal property                                                                                                      $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Income                                                                                                                 $0
                                    -----------------     ---------------     --------------     -------------     -------------
       Other (Attach List)                                                                                                    $0
                                    -----------------     ---------------     --------------     -------------     -------------
TOTAL STATE & LOCAL TAXES                          $0                  $0                 $0                $0                $0
                                    -----------------     ---------------     --------------     -------------     -------------
TOTAL TAXES                                        $0                  $0                 $0                $0                $0
                                    =================     ===============     ==============     =============     =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                            CLAIMED
                                                                        AMOUNT          ALLOWED
                                                                         (1)          AMOUNT(B)(2)
                                                                    --------------   -------------
       Secured claims (a)                                                       $0              $0
                                                                    --------------   -------------
       Priority claims other than taxes                                         $0              $0
                                                                    --------------   -------------
       Priority tax claims                                                 $25,122       ($284,146)
                                                                    --------------   -------------
       General unsecured claims                                       $180,342,426    $173,620,433
                                                                    --------------   -------------

    (a) List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

    (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

    (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                   ACCOUNT 1           ACCOUNT 2         ACCOUNT 3       ACCOUNT 4
                                                   ---------           ---------         ---------       ---------
Bank                                             Wells Fargo LLC
                                               -----------------    ---------------   --------------   -------------
Account Type                                     General Banking
                                               -----------------    ---------------   --------------   -------------
Account No.                                          4487-099655
                                               -----------------    ---------------   --------------   -------------
Account Purpose                                  General Banking

                                               -----------------    ---------------   --------------   -------------
Balance, End of Month                                         $0
                                               -----------------    ---------------   --------------   -------------
Total Funds on Hand for all Accounts                          $0
                                               =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                            ------------

                                                                                 Actual                  Cumulative
                                                                             Current Month             (Case to Date)
                                                                             -------------             --------------
CASH RECEIPTS
      Rent/Leases Collected                                                                $0                        $0
                                                                          -------------------        ------------------
      Cash Received from Sales                                                             $0                        $0
                                                                          -------------------        ------------------
      Interest Received                                                                    $0                        $0
                                                                          -------------------        ------------------
      Borrowings                                                                           $0                        $0
                                                                          -------------------        ------------------
      Funds from Shareholders, Partners, or Other Insiders                                 $0                        $0
                                                                          -------------------        ------------------
      Capital Contributions                                                                $0                        $0
                                                                          -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------
           TOTAL CASH RECEIPTS                                                             $0                        $0
                                                                          -------------------        ------------------
CASH DISBURSEMENTS
                                                                          -------------------        ------------------
      Payments for Inventory                                                               $0                        $0
                                                                          -------------------        ------------------
      Selling                                                                              $0                        $0
                                                                          -------------------        ------------------
      Administrative                                                                       $0                        $0
                                                                          -------------------        ------------------
      Capital Expenditures                                                                 $0                        $0
                                                                          -------------------        ------------------
      Principal Payments on Debt                                                           $0                        $0
                                                                          -------------------        ------------------
      Interest Paid                                                                        $0                        $0
                                                                          -------------------        ------------------
      Rent/Lease:                                                                          $0                        $0
                                                                          -------------------        ------------------
           Personal Property                                                               $0                        $0
                                                                          -------------------        ------------------
           Real Property                                                                   $0                        $0
                                                                          -------------------        ------------------
      Amount Paid to Owner(s)/Officer(s)                                                   $0                        $0
                                                                          -------------------        ------------------
           Salaries                                                                        $0                        $0
                                                                          -------------------        ------------------
           Draws                                                                           $0                        $0
                                                                          -------------------        ------------------
           Commissions/Royalties                                                           $0                        $0
                                                                          -------------------        ------------------
           Expense Reimbursements                                                          $0                        $0
                                                                          -------------------        ------------------
           Other                                                                           $0                        $0
                                                                          -------------------        ------------------
      Salaries/Commissions (less employee withholding)                                     $0                        $0
                                                                          -------------------        ------------------
      Management Fees                                                                      $0                        $0
                                                                          -------------------        ------------------
      Taxes:                                                                               $0                        $0
                                                                          -------------------        ------------------
           Employee Withholding                                                            $0                        $0
                                                                          -------------------        ------------------
           Employer Payroll Taxes                                                          $0                        $0
                                                                          -------------------        ------------------
           Real Property Taxes                                                             $0                        $0
                                                                          -------------------        ------------------
           Other Taxes                                                                     $0                        $0
                                                                          -------------------        ------------------
      Other Cash Outflows:                                                                 $0                        $0
                                                                          -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------
           TOTAL CASH DISBURSEMENTS:                                                       $0                        $0
                                                                          -------------------        ------------------
NET INCREASE (DECREASE) IN CASH                                                            $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, BEGINNING OF PERIOD                                                          $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, END OF PERIOD                                                                $0                        $0
                                                                          ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

                                                                                                  ACTUAL         CUMULATIVE
CASH FLOWS FROM OPERATING ACTIVITIES                                                          CURRENT MONTH    (CASE TO DATE)
                                                                                              -------------    -------------
     Cash Received from Sales                                                                             $0              $0
                                                                                             ---------------   -------------
     Rent/Leases Collected                                                                                $0              $0
                                                                                             ---------------   -------------
     Interest Received                                                                                    $0              $0
                                                                                             ---------------   -------------
     Cash Paid to Suppliers                                                                               $0              $0
                                                                                             ---------------   -------------
     Cash Paid for Selling Expenses                                                                       $0              $0
                                                                                             ---------------   -------------
     Cash Paid for Administrative Expenses                                                                $0              $0
                                                                                             ---------------   -------------
     Cash Paid for Rents/Leases:
        Personal Property                                                                                 $0              $0
                                                                                             ---------------   -------------
        Real Property                                                                                     $0              $0
                                                                                             ---------------   -------------
     Cash Paid for Interest                                                                               $0              $0
                                                                                             ---------------   -------------
     Cash Paid for Net Payroll and Benefits                                                               $0              $0
                                                                                             ---------------   -------------
     Cash Paid to Owner(s)/Officer(s)
        Salaries                                                                                          $0              $0
                                                                                             ---------------   -------------
        Draws                                                                                             $0              $0
                                                                                             ---------------   -------------
        Commissions/Royalties                                                                             $0              $0
                                                                                             ---------------   -------------
        Expense Reimbursements                                                                            $0              $0
                                                                                             ---------------   -------------
        Other                                                                                             $0              $0
                                                                                             ---------------   -------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
        Employer Payroll Tax                                                                              $0              $0
                                                                                             ---------------   -------------
        Employee Withholdings                                                                             $0              $0
                                                                                             ---------------   -------------
        Real Property Taxes                                                                               $0              $0
                                                                                             ---------------   -------------
        Other Taxes                                                                                       $0              $0
                                                                                             ---------------   -------------
     Cash Paid for General Expenses                                                                       $0              $0
                                                                                             ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------
        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                      $0              $0
                                                                                             ---------------   -------------
CASH FLOWS FROM REORGANIZATION ITEMS

     Interest Received on Cash Accumulated Due to Chp 11 Case                                             $0              $0
                                                                                             ---------------   -------------
     Professional Fees Paid for Services in Connection with Chp 11 Case                                   $0              $0
                                                                                             ---------------   -------------
     U.S. Trustee Quarterly Fees                                                                          $0              $0
                                                                                             ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------
        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                  $0              $0
                                                                                             ---------------   -------------
NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                                $0              $0
                                                                                             ---------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES

     Capital Expenditures                                                                                 $0              $0
                                                                                             ---------------   -------------
     Proceeds from Sales of Capital Goods due to Chp 11 Case                                              $0              $0
                                                                                             ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------
        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                  $0              $0
                                                                                             ---------------   -------------
CASH FLOWS FROM FINANCING ACTIVITIES

     Net Borrowings (Except Insiders)                                                                     $0              $0
                                                                                             ---------------   -------------
     Net Borrowings from Shareholders, Partners, or Other Insiders                                        $0              $0
                                                                                             ---------------   -------------
     Capital Contributions                                                                                $0              $0
                                                                                             ---------------   -------------
     Principal Payments                                                                                   $0              $0
                                                                                             ---------------   -------------

     ---------------------------------------------------------------------                   ---------------   -------------
        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                  $0              $0
                                                                                             ---------------   -------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      $0              $0
                                                                                             ---------------   -------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                           $0              $0
                                                                                             ---------------   -------------
CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                 $0              $0
                                                                                             ===============   =============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.                    CASE NO.  01-53297
                                                           ----------

                                                  CHAPTER 11

                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:  Oct-01                PETITION DATE:  07/02/01
                 --------                              ----------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
    Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of
    Accounting for the Debtor).
    Dollars reported in  $1

                                                                     END OF CURRENT      END OF PRIOR        AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                         MONTH             MONTH                FILING
                                                                          -----         --------------           ------
    a.  Current Assets                                                            $0                $0
                                                                     ---------------    --------------
    b.  Total Assets                                                              $0                $0                   $0
                                                                     ---------------    --------------       --------------
    c.  Current Liabilities                                                       $0                $0
                                                                     ---------------    --------------
    d.  Total Liabilities                                                         $0                $0                   $0
                                                                     ---------------    --------------       --------------

                                                                                                               CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH      PRIOR MONTH         (CASE TO DATE)
                                                                     ---------------    --------------       --------------
    a.  Total Receipts                                                            $0                $0                   $0
                                                                     ---------------    --------------       --------------
    b.  Total Disbursements                                                       $0                $0                   $0
                                                                     ---------------    --------------       --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                $0                   $0
                                                                     ---------------    --------------       --------------
    d.  Cash Balance Beginning of Month                                           $0                $0                   $0
                                                                     ---------------    --------------       --------------
    e.  Cash Balance End of Month (c + d)                                         $0                $0                   $0
                                                                     ---------------    --------------       --------------

                                                                                                               CUMULATIVE
                                                                      CURRENT MONTH      PRIOR MONTH         (CASE TO DATE)
                                                                     ---------------    --------------       --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                $0                   $0
                                                                     ---------------    --------------       --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                $0
                                                                     ---------------    --------------
6.  POST-PETITION LIABILITIES                                                     $0                $0
                                                                     ---------------    --------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                $0
                                                                     ---------------    --------------


AT THE END OF THIS REPORTING MONTH:                                                                      YES           NO
                                                                                                        ------       ------
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                x
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                           x
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                              x
    attach listing including date of payment, amount and reason for payment, and name of payee) 12. Is the estate insured for replacement cost of assets and
    for general liability?                                                                                x

13. Are a plan and disclosure statement on file?                                                                       x

14. Was there any post-petition borrowing during this reporting period?                                                x

15. Check if paid: Post-petition taxes__;   U.S. Trustee Quarterly Fees__;  Check if filing is current for: Post-petition tax reporting and tax returns:______.
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date: 11/15/01                    /s/ EUGENE A. REILLY
      --------------------         ---------------------------------------------
                                   Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended   10/31/01
                                             ----------

                   CURRENT MONTH
-----------------------------------------------------                                                     CUMULATIVE   NEXT MONTH
    ACTUAL              FORECAST         VARIANCE                                                       (CASE TO DATE)  FORECAST
--------------     ----------------   ---------------                                                   -------------- ----------
                                                          REVENUES:

               $0                $0                $0       Gross Sales                                           $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       less: Sales Returns & Allowances                      $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Net Sales                                             $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       less: Cost of Goods Sold  (Schedule 'B')              $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Gross Profit                                          $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Interest                                              $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Other Income:                                         $0         $0
-----------------  ----------------   ---------------                      --------------------------      ---------   --------

-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------

-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0           TOTAL REVENUES                                    $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
                                                          EXPENSES:
               $0                $0                $0       Compensation to Owner(s)/Officer(s)                   $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Salaries                                              $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Commissions                                           $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Contract Labor                                        $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Rent/Lease:                                           $0         $0
                                                                Personal Property
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0           Real Property                                     $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Insurance                                             $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Management Fees                                       $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Depreciation                                          $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Taxes:                                                $0         $0
                                                                Employer Payroll Taxes
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0           Real Property Taxes                               $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0           Other Taxes                                       $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Other Selling                                         $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Other Administrative                                  $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Interest                                              $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Other Expenses:                                       $0         $0
-----------------  ----------------   ---------------                      --------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0           TOTAL EXPENSES                                    $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0     SUBTOTAL                                                $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0     REORGANIZATION ITEMS:
                                                            Professional Fees                                     $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Provisions for Rejected Executory Contracts           $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Interest Earned on Accumulated Cash from              $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
                                                            Resulting Chp 11 Case
               $0                $0                $0       Gain or (Loss) from Sale of Equipment                 $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       U.S. Trustee Quarterly Fees                           $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0                                                             $0         $0
-----------------  ----------------   ---------------     -------------------------------------------      ---------   --------
               $0                $0                $0            TOTAL REORGANIZATION ITEMS                       $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0      NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0       Federal & State Income Taxes                          $0         $0
-----------------  ----------------   ---------------                                                      ---------   --------
               $0                $0                $0     NET PROFIT (LOSS)                                       $0         $0
=================  ================   ===============                                                      =========   ========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   10/31/01
                                             ----------
ASSETS

                                                                          FROM SCHEDULES                 MARKET VALUE
                                                                          --------------                 ------------
     CURRENT ASSETS

         Cash and cash equivalents - unrestricted                                                                        $0
                                                                                                    -----------------------
         Cash and cash equivalents - restricted                                                                          $0
                                                                                                    -----------------------
         Accounts receivable (net)                                              A                                        $0
                                                                                                    -----------------------
         Inventory                                                              B                                        $0
                                                                                                    -----------------------
         Prepaid expenses                                                                                                $0
                                                                                                    -----------------------
         Professional retainers                                                                                          $0
                                                                                                    -----------------------
         Other:                                                                                                          $0
               -------------------------------------------------------                              -----------------------

         -------------------------------------------------------------                              -----------------------
               TOTAL CURRENT ASSETS                                                                                      $0
                                                                                                    -----------------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)

         Real property                                                          C                                        $0
                                                                                                    -----------------------
         Machinery and equipment                                                D                                        $0
                                                                                                    -----------------------
         Furniture and fixtures                                                 D                                        $0
                                                                                                    -----------------------
         Office equipment                                                       D                                        $0
                                                                                                    -----------------------
         Leasehold improvements                                                 D                                        $0
                                                                                                    -----------------------
         Vehicles                                                               D                                        $0
                                                                                                    -----------------------
         Other:                                                                 D                                        $0
               -------------------------------------------------------                              -----------------------
                                                                                D                                        $0
         -------------------------------------------------------------                              -----------------------
                                                                                D                                        $0
         -------------------------------------------------------------                              -----------------------
                                                                                D                                        $0
         -------------------------------------------------------------                              -----------------------
                                                                                D                                        $0
         -------------------------------------------------------------                              -----------------------
               TOTAL PROPERTY AND EQUIPMENT                                                                              $0
                                                                                                    -----------------------
     OTHER ASSETS
         Loans to shareholders                                                                                           $0
                                                                                                    -----------------------
         Loans to affiliates                                                                                             $0
                                                                                                    -----------------------

         -------------------------------------------------------------                              -----------------------

         -------------------------------------------------------------                              -----------------------

         -------------------------------------------------------------                              -----------------------

         -------------------------------------------------------------                              -----------------------
               TOTAL OTHER ASSETS                                                                                        $0
                                                                                                    -----------------------
               TOTAL ASSETS                                                                                              $0
                                                                                                    =======================

NOTE:
       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES
     POST-PETITION
         CURRENT LIABILITIES

               Salaries and wages                                                                                        $0
                                                                                                    -----------------------
               Payroll taxes                                                                                             $0
                                                                                                    -----------------------
               Real and personal property taxes                                                                          $0
                                                                                                    -----------------------
               Income taxes                                                                                              $0
                                                                                                    -----------------------
               Sales taxes                                                                                               $0
                                                                                                    -----------------------
               Notes payable (short term)                                                                                $0
                                                                                                    -----------------------
               Accounts payable (trade)                                         A                                        $0
                                                                                                    -----------------------
               Real property lease arrearage                                                                             $0
                                                                                                    -----------------------
               Personal property lease arrearage                                                                         $0
                                                                                                    -----------------------
               Accrued professional fees                                                                                 $0
                                                                                                    -----------------------
               Current portion of long-term post-petition debt (due within
                12 months)                                                                                               $0
                                                                                                    -----------------------
               Other:                                                                                                    $0
                        ----------------------------------------------                              -----------------------

               -------------------------------------------------------                              -----------------------

               -------------------------------------------------------                              -----------------------
               TOTAL CURRENT LIABILITIES                                                                                 $0
                                                                                                    -----------------------
         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                            $0
                                                                                                    -----------------------
               TOTAL POST-PETITION LIABILITIES                                                                           $0
                                                                                                    -----------------------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

               Secured claims                                                   F                                        $0
                                                                                                    -----------------------
               Priority unsecured claims                                        F                                        $0
                                                                                                    -----------------------
               General unsecured claims                                         F                                        $0
                                                                                                    -----------------------
               TOTAL PRE-PETITION LIABILITIES                                                                            $0
                                                                                                    -----------------------
               TOTAL LIABILITIES                                                                                         $0
                                                                                                    -----------------------
EQUITY (DEFICIT)

         Retained Earnings/(Deficit) at time of filing                                                                   $0
                                                                                                    -----------------------
         Capital Stock                                                                                                   $0
                                                                                                    -----------------------
         Additional paid-in capital                                                                                      $0
                                                                                                    -----------------------
         Cumulative profit/(loss) since filing of case                                                                   $0
                                                                                                    -----------------------
         Post-petition contributions/(distributions) or (draws)                                                          $0
                                                                                                    -----------------------

         -------------------------------------------------------------                              -----------------------
         Market value adjustment                                                                                         $0
                                                                                                    -----------------------
               TOTAL EQUITY (DEFICIT)                                                                                    $0
                                                                                                    -----------------------
TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                   $0
                                                                                                    =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                      ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE             PAST DUE
RECEIVABLES AND PAYABLES AGINGS                     [PRE AND POST PETITION]      [POST PETITION]       POST PETITION DEBT
                                                    -----------------------     ----------------       ------------------
    0 -30 Days                                                          $0                    $0
                                                    ----------------------      ----------------
    31-60 Days                                                          $0                    $0
                                                    ----------------------      ----------------
    61-90 Days                                                          $0                    $0                        $0
                                                    ----------------------      ----------------        ------------------
    91+ Days                                                            $0                    $0
                                                    ----------------------      ----------------
    Total accounts receivable/payable                                   $0                    $0
                                                    ----------------------      ================
    Allowance for doubtful accounts                                     $0
                                                    ----------------------
    Accounts receivable (net)                                           $0
                                                    ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH
                                         ------------
                                                            INVENTORY BEGINNING OF MONTH                              $0
                                                                                                      ------------------
                                                            ADD -
    Retail/Restaurants -                                      Net purchase                                            $0
                                                                                                      ------------------
      Product for resale                              $0      Direct labor                                            $0
                                      ------------------                                              ------------------
                                                              Manufacturing overhead                                  $0
                                                                                                      ------------------
    Distribution -                                            Freight in                                              $0
                                                                                                      ------------------
      Products for resale                             $0      Other:                                                  $0
                                      ------------------                                              ------------------

                                                            ----------------------------------        ------------------
    Manufacturer -
                                                            ----------------------------------        ------------------
      Raw Materials                                   $0
                                      ------------------
      Work-in-progress                                $0    Less -
                                      ------------------
      Finished goods                                  $0      Inventory End of Month                                  $0
                                      ------------------                                              ------------------
                                                              Shrinkage                                               $0
                                                                                                      ------------------
    Other - Explain                                   $0      Personal Use                                            $0
                                      ------------------                                              ------------------
    ----------------------
                                                            Cost of Goods Sold                                        $0
    ----------------------                                                                            ==================
        TOTAL                                         $0
                                      ==================


    METHOD OF INVENTORY CONTROL                             INVENTORY VALUATION METHODS

    Do you have a functioning perpetual inventory system?   Indicate by a checkmark method of inventory used.
              Yes [ ]  No [ ]

    How often do you take a complete physical inventory?    Valuation methods -
                                                                FIFO cost
                                                                                                        --------
      Weekly                                                    LIFO cost
                      ------                                                                            --------
      Monthly                                                   Lower of cost or market
                      ------                                                                            --------
      Quarterly                                                 Retail method
                      ------                                                                            --------
      Semi-annually                                             Other
                      ------                                                                            --------
      Annually                                                    Explain

Date of last physical inventory was   Not Applicable
                                      ------------------    ----------------------------------------------------------------------

                                                            ----------------------------------------------------------------------
Date of next physical inventory is    Not Applicable
                                      ------------------    ----------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                       COST              MARKET VALUE
                                                                                  ----              ------------
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                                $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                               $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS         31-60 DAYS         61-90 DAYS         91+ DAYS         TOTAL
                                           ---------         ----------         ----------         --------         -----
FEDERAL
       Income Tax Withholding                        $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       FICA - Employee                               $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       FICA - Employer                               $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Unemployment (FUTA)                           $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Income                                        $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Other (Attach List)                           $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
TOTAL FEDERAL TAXES                                  $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
STATE AND LOCAL
       Income Tax Withholding                        $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Unemployment (UT)                             $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Disability Insurance (DI)                     $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Empl. Training Tax (ETT)                      $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Sales                                         $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Excise                                        $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Real property                                 $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Personal property                             $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Income                                        $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
       Other (Attach List)                           $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
TOTAL STATE & LOCAL TAXES                            $0                 $0                $0               $0              $0
                                        ---------------    ---------------    --------------    -------------   -------------
TOTAL TAXES                                          $0                 $0                $0               $0              $0
                                        ===============    ===============    ==============    =============   =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                 AMOUNT          AMOUNT(b)
-------------------------------------------                                -------         ----------
       Secured claims  (a)                                                         $0               $0
                                                                        -------------     ------------
       Priority claims other than taxes                                            $0               $0
                                                                        -------------     ------------
       Priority tax claims                                                         $0               $0
                                                                        -------------     ------------
       General unsecured claims                                                    $0               $0
                                                                        -------------     ------------

    (a) List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1           ACCOUNT 2          ACCOUNT 3           ACCOUNT 4
                                        ---------------     ---------------     --------------      -------------
Bank                                         None
                                        ---------------     ---------------     --------------      -------------
Account Type

                                        ---------------     ---------------     --------------      -------------
Account No.
                                        ---------------     ---------------     --------------      -------------
Account Purpose

                                        ---------------     ---------------     --------------      -------------
Balance, End of Month

                                        ---------------     ---------------     --------------      -------------
Total Funds on Hand for all Accounts                 $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

                                                                                 Actual                  Cumulative
                                                                             Current Month             (Case to Date)
                                                                             -------------             --------------
CASH RECEIPTS

      Rent/Leases Collected                                                                $0                        $0
                                                                          -------------------        ------------------
      Cash Received from Sales                                                             $0                        $0
                                                                          -------------------        ------------------
      Interest Received                                                                    $0                        $0
                                                                          -------------------        ------------------
      Borrowings                                                                           $0                        $0
                                                                          -------------------        ------------------
      Funds from Shareholders, Partners, or Other Insiders                                 $0                        $0
                                                                          -------------------        ------------------
      Capital Contributions                                                                $0                        $0
                                                                          -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------
           TOTAL CASH RECEIPTS                                                             $0                        $0
                                                                          -------------------        ------------------
CASH DISBURSEMENTS

      Payments for Inventory                                                               $0                        $0
                                                                          -------------------        ------------------
      Selling                                                                              $0                        $0
                                                                          -------------------        ------------------
      Administrative                                                                       $0                        $0
                                                                          -------------------        ------------------
      Capital Expenditures                                                                 $0                        $0
                                                                          -------------------        ------------------
      Principal Payments on Debt                                                           $0                        $0
                                                                          -------------------        ------------------
      Interest Paid                                                                        $0                        $0
                                                                          -------------------        ------------------
      Rent/Lease:
           Personal Property                                                               $0                        $0
                                                                          -------------------        ------------------
           Real Property                                                                   $0                        $0
                                                                          -------------------        ------------------
      Amount Paid to Owner(s)/Officer(s)
           Salaries                                                                        $0                        $0
                                                                          -------------------        ------------------
           Draws                                                                           $0                        $0
                                                                          -------------------        ------------------
           Commissions/Royalties                                                           $0                        $0
                                                                          -------------------        ------------------
           Expense Reimbursements                                                          $0                        $0
                                                                          -------------------        ------------------
           Other                                                                           $0                        $0
                                                                          -------------------        ------------------
      Salaries/Commissions (less employee withholding)                                     $0                        $0
                                                                          -------------------        ------------------
      Management Fees                                                                      $0                        $0
                                                                          -------------------        ------------------
      Taxes:
           Employee Withholding                                                            $0                        $0
                                                                          -------------------        ------------------
           Employer Payroll Taxes                                                          $0                        $0
                                                                          -------------------        ------------------
           Real Property Taxes                                                             $0                        $0
                                                                          -------------------        ------------------
           Other Taxes                                                                     $0                        $0
                                                                          -------------------        ------------------
      Other Cash Outflows:                                                                 $0                        $0
                                                                          -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------
           TOTAL CASH DISBURSEMENTS:                                                       $0                        $0
                                                                          -------------------        ------------------
NET INCREASE (DECREASE) IN CASH                                                            $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, BEGINNING OF PERIOD                                                          $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, END OF PERIOD                                                                $0                        $0
                                                                          ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

                                                                                                ACTUAL                CUMULATIVE
CASH FLOWS FROM OPERATING ACTIVITIES                                                        CURRENT MONTH            (CASE TO DATE)
                                                                                            -------------            --------------
     Cash Received from Sales                                                                             $0                     $0
                                                                                          ------------------       ----------------
     Rent/Leases Collected                                                                                $0                     $0
                                                                                          ------------------       ----------------
     Interest Received                                                                                    $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid to Suppliers                                                                               $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid for Selling Expenses                                                                       $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid for Administrative Expenses                                                                $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid for Rents/Leases:
        Personal Property                                                                                 $0                     $0
                                                                                          ------------------       ----------------
        Real Property                                                                                     $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid for Interest                                                                               $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid for Net Payroll and Benefits                                                               $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid to Owner(s)/Officer(s)
        Salaries                                                                                          $0                     $0
                                                                                          ------------------       ----------------
        Draws                                                                                             $0                     $0
                                                                                          ------------------       ----------------
        Commissions/Royalties                                                                             $0                     $0
                                                                                          ------------------       ----------------
        Expense Reimbursements                                                                            $0                     $0
                                                                                          ------------------       ----------------
        Other                                                                                             $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
        Employer Payroll Tax                                                                              $0                     $0
                                                                                          ------------------       ----------------
        Employee Withholdings                                                                             $0                     $0
                                                                                          ------------------       ----------------
        Real Property Taxes                                                                               $0                     $0
                                                                                          ------------------       ----------------
        Other Taxes                                                                                       $0                     $0
                                                                                          ------------------       ----------------
     Cash Paid for General Expenses                                                                       $0                     $0
                                                                                          ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------
        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                      $0                     $0
                                                                                          ------------------       ----------------
CASH FLOWS FROM REORGANIZATION ITEMS

     Interest Received on Cash Accumulated Due to Chp 11 Case                                             $0                     $0
                                                                                          ------------------       ----------------
     Professional Fees Paid for Services in Connection with Chp 11 Case                                   $0                     $0
                                                                                          ------------------       ----------------
     U.S. Trustee Quarterly Fees                                                                          $0                     $0
                                                                                          ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------
        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                  $0                     $0
                                                                                          ------------------       ----------------
NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                                $0                     $0
                                                                                          ------------------       ----------------
CASH FLOWS FROM INVESTING ACTIVITIES

     Capital Expenditures                                                                                 $0                     $0
                                                                                          ------------------       ----------------
     Proceeds from Sales of Capital Goods due to Chp 11 Case                                              $0                     $0
                                                                                          ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------
        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                  $0                     $0
                                                                                          ------------------       ----------------
CASH FLOWS FROM FINANCING ACTIVITIES

     Net Borrowings (Except Insiders)                                                                     $0                     $0
                                                                                          ------------------       ----------------
     Net Borrowings from Shareholders, Partners, or Other Insiders                                        $0                     $0
                                                                                          ------------------       ----------------
     Capital Contributions                                                                                $0                     $0
                                                                                          ------------------       ----------------
     Principal Payments                                                                                   $0                     $0
                                                                                          ------------------       ----------------

     ---------------------------------------------------------------------                ------------------       ----------------
        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                  $0                     $0
                                                                                          ------------------       ----------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      $0                     $0
                                                                                          ------------------       ----------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                           $0                     $0
                                                                                          ------------------       ----------------
CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                 $0                     $0
                                                                                          ==================       ================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom New York, L.L.C.             CASE NO.  01-53301
                                                      ----------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

--------------------------------------------------------------------------------
                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:  Oct-01                PETITION DATE:  07/02/01
                 --------                              ----------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
    Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of
    Accounting for the Debtor).
    Dollars reported in  $1

                                                                       END OF CURRENT         END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                           MONTH                 MONTH                 FILING
                                                                     ------------------    ------------------    ------------------
    a.  Current Assets                                                               $0                    $0
                                                                     ------------------    ------------------
    b.  Total Assets                                                                 $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------
    c.  Current Liabilities                                                          $0                    $0
                                                                     ------------------    ------------------
    d.  Total Liabilities                                                            $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------

                                                                                                                     CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH          PRIOR MONTH          (CASE TO DATE)
                                                                     ------------------    ------------------    ------------------

    a.  Total Receipts                                                               $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------
    b.  Total Disbursements                                                          $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                   $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------
    d.  Cash Balance Beginning of Month                                              $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------
    e.  Cash Balance End of Month (c + d)                                            $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------

                                                                       CURRENT MONTH          PRIOR MONTH            CUMULATIVE
                                                                                                                  (CASE TO DATE)
                                                                     ------------------    ------------------    ------------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                   $0                    $0                    $0
                                                                     ------------------    ------------------    ------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                      $0                    $0
                                                                     ------------------    ------------------
6.  POST-PETITION LIABILITIES                                                        $0                    $0
                                                                     ------------------    ------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                           $0                    $0
                                                                     ------------------    ------------------

AT THE END OF THIS REPORTING MONTH:                                                                        YES           NO
                                                                                                         -------       ------
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                   x
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
                                                                                                         -------       ------

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                              x
    payment, amount of payment and name of payee)
                                                                                                         -------       ------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                         -------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 x
    attach listing including date of payment, amount and reason for payment, and name of payee)
                                                                                                         -------       ------

12. Is the estate insured for replacement cost of assets and for general liability?                         x
                                                                                                         -------

13. Are a plan and disclosure statement on file?                                                                          x
                                                                                                         -------       ------

14. Was there any post-petition borrowing during this reporting period?                                                   x
                                                                                                         -------       ------

15. Check if paid: Post-petition taxes ___;    U.S. Trustee Quarterly Fees ___;   Check if filing is current for: Post-petition
    tax reporting and tax returns: _______.
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
    Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


 Date: 11/15/01                  /s/ EUGENE A. REILLY
       ---------------           -----------------------------------------------
                                 Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

              CURRENT MONTH
---------------------------------------------                                                          CUMULATIVE     NEXT MONTH
   ACTUAL        FORECAST        VARIANCE                                                            (CASE TO DATE)    FORECAST
-------------  ------------   ---------------                                                       ---------------  -----------
                                                    REVENUES:
           $0            $0                $0         Gross Sales                                                $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         less: Sales Returns & Allowances                           $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Net Sales                                                  $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         less: Cost of Goods Sold (Schedule 'B')                    $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Gross Profit                                               $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Interest                                                   $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Other Income:                                              $0           $0
-------------  ------------   ---------------                         ------------------------      ---------------  -----------

-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------

-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0             TOTAL REVENUES                                         $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
                                                    EXPENSES:
           $0            $0                $0         Compensation to Owner(s)/Officer(s)                        $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Salaries                                                   $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Commissions                                                $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Contract Labor                                             $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
                                                      Rent/Lease:                                                $0           $0
           $0            $0                $0             Personal Property
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0             Real Property                                          $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Insurance                                                  $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Management Fees                                            $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Depreciation                                               $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
                                                      Taxes:                                                     $0           $0
           $0            $0                $0             Employer Payroll Taxes
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0             Real Property Taxes                                    $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0             Other Taxes                                            $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Other Selling                                              $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Other Administrative                                       $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Interest                                                   $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Other Expenses:                                            $0           $0
-------------  ------------   ---------------                         ------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0             TOTAL EXPENSES                                         $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0       SUBTOTAL                                                     $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
                                                    REORGANIZATION ITEMS:                                        $0           $0
           $0            $0                $0         Professional Fees
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Provisions for Rejected Executory Contracts                $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Interest Earned on Accumulated Cash from                   $0           $0
-------------  ------------   ---------------         Resulting Chp 11 Case                         ---------------  -----------

           $0            $0                $0         Gain or (Loss) from Sale of Equipment                      $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         U.S. Trustee Quarterly Fees                                $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0                                                                    $0           $0
-------------  ------------   ---------------       ------------------------------------------      ---------------  -----------
           $0            $0                $0              TOTAL REORGANIZATION ITEMS                            $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0        NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0         Federal & State Income Taxes                               $0           $0
-------------  ------------   ---------------                                                       ---------------  -----------
           $0            $0                $0       NET PROFIT (LOSS)                                            $0           $0
=============  ============   ===============                                                       ===============  ===========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

ASSETS

                                                                                FROM SCHEDULES                   MARKET VALUE
                                                                                --------------                   ------------
     CURRENT ASSETS
         Cash and cash equivalents - unrestricted                                                                                $0
                                                                                                             ----------------------
         Cash and cash equivalents - restricted                                                                                  $0
                                                                                                             ----------------------
         Accounts receivable (net)                                                     A                                         $0
                                                                                                             ----------------------
         Inventory                                                                     B                                         $0
                                                                                                             ----------------------
         Prepaid expenses                                                                                                        $0
                                                                                                             ----------------------
         Professional retainers                                                                                                  $0
                                                                                                             ----------------------
         Other:                                                                                                                  $0
               -------------------------------------------------------------                                 ----------------------

         -------------------------------------------------------------------                                 ----------------------
               TOTAL CURRENT ASSETS                                                                                              $0
                                                                                                             ----------------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)
         Real property                                                                 C                                         $0
                                                                                                             ----------------------
         Machinery and equipment                                                       D                                         $0
                                                                                                             ----------------------
         Furniture and fixtures                                                        D                                         $0
                                                                                                             ----------------------
         Office equipment                                                              D                                         $0
                                                                                                             ----------------------
         Leasehold improvements                                                        D                                         $0
                                                                                                             ----------------------
         Vehicles                                                                      D                                         $0
                                                                                                             ----------------------
         Other:                                                                        D                                         $0
               -------------------------------------------------------------                                 ----------------------
                                                                                       D                                         $0
         -------------------------------------------------------------------                                 ----------------------
                                                                                       D                                         $0
         -------------------------------------------------------------------                                 ----------------------
                                                                                       D                                         $0
         -------------------------------------------------------------------                                 ----------------------
                                                                                       D                                         $0
         -------------------------------------------------------------------                                 ----------------------
               TOTAL PROPERTY AND EQUIPMENT                                                                                      $0
                                                                                                             ----------------------
     OTHER ASSETS

         Loans to shareholders                                                                                                   $0
                                                                                                             ----------------------
         Loans to affiliates                                                                                                     $0
                                                                                                             ----------------------

         -------------------------------------------------------------------                                 ----------------------

         -------------------------------------------------------------------                                 ----------------------

         -------------------------------------------------------------------                                 ----------------------

         -------------------------------------------------------------------                                 ----------------------
               TOTAL OTHER ASSETS                                                                                                $0
                                                                                                             ----------------------
               TOTAL ASSETS                                                                                                      $0
                                                                                                             ======================


NOTE:
       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES
     POST-PETITION

         CURRENT LIABILITIES

               Salaries and wages                                                                                               $0
                                                                                                             ----------------------
               Payroll taxes                                                                                                    $0
                                                                                                             ----------------------
               Real and personal property taxes                                                                                 $0
                                                                                                             ----------------------
               Income taxes                                                                                                     $0
                                                                                                             ----------------------
               Sales taxes                                                                                                      $0
                                                                                                             ----------------------
               Notes payable (short term)                                                                                       $0
                                                                                                             ----------------------
               Accounts payable (trade)                                                A                                        $0
                                                                                                             ----------------------
               Real property lease arrearage                                                                                    $0
                                                                                                             ----------------------
               Personal property lease arrearage                                                                                $0
                                                                                                             ----------------------
               Accrued professional fees                                                                                        $0
                                                                                                             ----------------------
               Current portion of long-term post-petition debt (due within
                12 months)                                                                                                      $0
                                                                                                             ----------------------
               Other:                                                                                                           $0
                        ----------------------------------------------------                                 ----------------------

               -------------------------------------------------------------                                 ----------------------

               -------------------------------------------------------------                                 ----------------------
               TOTAL CURRENT LIABILITIES                                                                                        $0
                                                                                                             ----------------------
         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                                   $0
                                                                                                             ----------------------
               TOTAL POST-PETITION LIABILITIES                                                                                  $0
                                                                                                             ----------------------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

               Secured claims                                                          F                                        $0
                                                                                                             ----------------------
               Priority unsecured claims                                               F                                        $0
                                                                                                             ----------------------
               General unsecured claims                                                F                                        $0
                                                                                                             ----------------------
               TOTAL PRE-PETITION LIABILITIES                                                                                   $0
                                                                                                             ----------------------
               TOTAL LIABILITIES                                                                                                $0
                                                                                                             ----------------------
EQUITY (DEFICIT)

         Retained Earnings/(Deficit) at time of filing                                                                          $0
                                                                                                             ----------------------
         Capital Stock                                                                                                          $0
                                                                                                             ----------------------
         Additional paid-in capital                                                                                             $0
                                                                                                             ----------------------
         Cumulative profit/(loss) since filing of case                                                                          $0
                                                                                                             ----------------------
         Post-petition contributions/(distributions) or (draws)                                                                 $0
                                                                                                             ----------------------

         -------------------------------------------------------------------                                 ----------------------
         Market value adjustment                                                                                                $0
                                                                                                             ----------------------
               TOTAL EQUITY (DEFICIT)                                                                                           $0
                                                                                                             ----------------------
TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                          $0
                                                                                                             ======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                              ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                             [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
                                                            -----------------------   ----------------   ------------------
    0 -30 Days                                                                $0                    $0
                                                               -----------------      ----------------
    31-60 Days                                                                $0                    $0
                                                               -----------------      ----------------
    61-90 Days                                                                $0                    $0                   $0
                                                               -----------------      ----------------     ----------------
    91+ Days                                                                  $0                    $0
                                                               -----------------      ----------------
    Total accounts receivable/payable                                         $0                    $0
                                                               -----------------      ================
    Allowance for doubtful accounts                                           $0
                                                               -----------------
    Accounts receivable (net)                                                 $0
                                                               =================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                            COST OF GOODS SOLD
----------------------------------                            ------------------
                                   INVENTORY(IES)
                                     BALANCE AT
                                    END OF MONTH
                                    ------------
                                                              INVENTORY BEGINNING OF MONTH                     $0
                                                                                               ------------------
                                                              ADD -
    Retail/Restaurants -                                        Net purchase                                   $0
                                                                                               ------------------
      Product for resale                         $0             Direct labor                                   $0
                                 ------------------                                            ------------------
                                                                Manufacturing overhead                         $0
                                                                                               ------------------
    Distribution -                                              Freight in                                     $0
                                                                                               ------------------
      Products for resale                        $0             Other:                                         $0
                                 ------------------                                            ------------------

                                                              ---------------------------      ------------------
    Manufacturer -
                                                              ---------------------------      ------------------
      Raw Materials                              $0
                                 ------------------
      Work-in-progress                           $0           Less -
                                 ------------------
      Finished goods                             $0             Inventory End of Month                         $0
                                 ------------------                                            ------------------
                                                                Shrinkage                                      $0
                                                                                               ------------------
    Other - Explain                              $0             Personal Use                                   $0
                                 ------------------                                            ------------------

    ---------------------
                                                              Cost of Goods Sold                               $0
    ---------------------                                                                      ==================
        TOTAL                                    $0
                                 ==================

    METHOD OF INVENTORY CONTROL                               INVENTORY VALUATION METHODS

    Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
              Yes               No
                  -----------      ----------
    How often do you take a complete physical inventory?      Valuation methods -
                                                                  FIFO cost
                                                                                                     --

      Weekly                                                      LIFO cost
                             ------                                                                  --
                             ------
      Monthly                                                     Lower of cost or market
                             ------
                             ------                                                                  --
      Quarterly                                                   Retail method
                             ------                                                                  --
                             ------
      Semi-annually                                               Other
                             ------                                                                  --
                             ------
      Annually                                                      Explain
                             ------
Date of last physical inventory was     Not Applicable
                                        -----------------     -----------------------------------------------------------

                                                              -----------------------------------------------------------
Date of next physical inventory is      Not Applicable
                                        -----------------     -----------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                       COST             MARKET VALUE
                                                                                  ----             ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS          31-60 DAYS         61-90 DAYS           91+ DAYS            TOTAL
                                           ---------          ----------         ----------           --------            -----
Federal
       Income Tax Withholding                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       FICA - Employee                               $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       FICA - Employer                               $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Unemployment (FUTA)                           $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Income                                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Other (Attach List)                           $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
TOTAL FEDERAL TAXES                                  $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
STATE AND LOCAL

       Income Tax Withholding                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Unemployment (UT)                             $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Disability Insurance (DI)                     $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Empl. Training Tax (ETT)                      $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Sales                                         $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Excise                                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Real property                                 $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Personal property                             $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Income                                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Other (Attach List)                           $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
TOTAL STATE & LOCAL TAXES                            $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
TOTAL TAXES                                          $0                  $0                $0                  $0                $0
                                        ===============     ===============     =============      ==============     =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                AMOUNT           AMOUNT(B)
-------------------------------------------                                -------         ----------
       Secured claims  (a)                                                          $0               $0
                                                                        --------------    -------------
       Priority claims other than taxes                                             $0               $0
                                                                        --------------    -------------
       Priority tax claims                                                          $0               $0
                                                                        --------------    -------------
       General unsecured claims                                                     $0               $0
                                                                        --------------    -------------

    (a) List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1           ACCOUNT 2          ACCOUNT 3          ACCOUNT 4
                                        ---------------     ---------------     --------------     -------------
Bank                                         None
                                        ---------------     ---------------     --------------     -------------
Account Type

                                        ---------------     ---------------     --------------     -------------
Account No.
                                        ---------------     ---------------     --------------     -------------
Account Purpose

                                        ---------------     ---------------     --------------     -------------
Balance, End of Month

                                        ---------------     ---------------     --------------     -------------
Total Funds on Hand for all Accounts                 $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

                                                                                 Actual                  Cumulative
                                                                             Current Month             (Case to Date)
                                                                             -------------             --------------
CASH RECEIPTS

      Rent/Leases Collected                                                                $0                        $0
                                                                          -------------------        ------------------
      Cash Received from Sales                                                             $0                        $0
                                                                          -------------------        ------------------
      Interest Received                                                                    $0                        $0
                                                                          -------------------        ------------------
      Borrowings                                                                           $0                        $0
                                                                          -------------------        ------------------
      Funds from Shareholders, Partners, or Other Insiders                                 $0                        $0
                                                                          -------------------        ------------------
      Capital Contributions                                                                $0                        $0
                                                                          -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------
           TOTAL CASH RECEIPTS                                                             $0                        $0
                                                                          -------------------        ------------------
CASH DISBURSEMENTS

      Payments for Inventory                                                               $0                        $0
                                                                          -------------------        ------------------
      Selling                                                                              $0                        $0
                                                                          -------------------        ------------------
      Administrative                                                                       $0                        $0
                                                                          -------------------        ------------------
      Capital Expenditures                                                                 $0                        $0
                                                                          -------------------        ------------------
      Principal Payments on Debt                                                           $0                        $0
                                                                          -------------------        ------------------
      Interest Paid                                                                        $0                        $0
                                                                          -------------------        ------------------
      Rent/Lease:
           Personal Property                                                               $0                        $0
                                                                          -------------------        ------------------
           Real Property                                                                   $0                        $0
                                                                          -------------------        ------------------
      Amount Paid to Owner(s)/Officer(s)
           Salaries                                                                        $0                        $0
                                                                          -------------------        ------------------
           Draws                                                                           $0                        $0
                                                                          -------------------        ------------------
           Commissions/Royalties                                                           $0                        $0
                                                                          -------------------        ------------------
           Expense Reimbursements                                                          $0                        $0
                                                                          -------------------        ------------------
           Other                                                                           $0                        $0
                                                                          -------------------        ------------------
      Salaries/Commissions (less employee withholding)                                     $0                        $0
                                                                          -------------------        ------------------
      Management Fees                                                                      $0                        $0
                                                                          -------------------        ------------------
      Taxes:
           Employee Withholding                                                            $0                        $0
                                                                          -------------------        ------------------
           Employer Payroll Taxes                                                          $0                        $0
                                                                          -------------------        ------------------
           Real Property Taxes                                                             $0                        $0
                                                                          -------------------        ------------------
           Other Taxes                                                                     $0                        $0
                                                                          -------------------        ------------------
      Other Cash Outflows:                                                                 $0                        $0
                                                                          -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------
           TOTAL CASH DISBURSEMENTS:                                                       $0                        $0
                                                                          -------------------        ------------------
NET INCREASE (DECREASE) IN CASH                                                            $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, BEGINNING OF PERIOD                                                          $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, END OF PERIOD                                                                $0                        $0
                                                                          ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

                                                                                                 ACTUAL              CUMULATIVE
                                                                                           --------------------   -----------------
CASH FLOWS FROM OPERATING ACTIVITIES                                                          CURRENT MONTH        (CASE TO DATE)
     Cash Received from Sales                                                                               $0                  $0
                                                                                           --------------------   -----------------
     Rent/Leases Collected                                                                                  $0                  $0
                                                                                           --------------------   -----------------
     Interest Received                                                                                      $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid to Suppliers                                                                                 $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Selling Expenses                                                                         $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Administrative Expenses                                                                  $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Rents/Leases:
        Personal Property                                                                                   $0                  $0
                                                                                           --------------------   -----------------
        Real Property                                                                                       $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Interest                                                                                 $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Net Payroll and Benefits                                                                 $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid to Owner(s)/Officer(s)
        Salaries                                                                                            $0                  $0
                                                                                           --------------------   -----------------
        Draws                                                                                               $0                  $0
                                                                                           --------------------   -----------------
        Commissions/Royalties                                                                               $0                  $0
                                                                                           --------------------   -----------------
        Expense Reimbursements                                                                              $0                  $0
                                                                                           --------------------   -----------------
        Other                                                                                               $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
        Employer Payroll Tax                                                                                $0                  $0
                                                                                           --------------------   -----------------
        Employee Withholdings                                                                               $0                  $0
                                                                                           --------------------   -----------------
        Real Property Taxes                                                                                 $0                  $0
                                                                                           --------------------   -----------------
        Other Taxes                                                                                         $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for General Expenses                                                                         $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                        $0                  $0
                                                                                           --------------------   -----------------
CASH FLOWS FROM REORGANIZATION ITEMS

     Interest Received on Cash Accumulated Due to Chp 11 Case                                               $0                  $0
                                                                                           --------------------   -----------------
     Professional Fees Paid for Services in Connection with Chp 11 Case                                     $0                  $0
                                                                                           --------------------   -----------------
     U.S. Trustee Quarterly Fees                                                                            $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                    $0                  $0
                                                                                           --------------------   -----------------
NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                                  $0                  $0
                                                                                           --------------------   -----------------
CASH FLOWS FROM INVESTING ACTIVITIES

     Capital Expenditures                                                                                   $0                  $0
                                                                                           --------------------   -----------------
     Proceeds from Sales of Capital Goods due to Chp 11 Case                                                $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                    $0                  $0
                                                                                           --------------------   -----------------
CASH FLOWS FROM FINANCING ACTIVITIES

     Net Borrowings (Except Insiders)                                                                       $0                  $0
                                                                                           --------------------   -----------------
     Net Borrowings from Shareholders, Partners, or Other Insiders                                          $0                  $0
                                                                                           --------------------   -----------------
     Capital Contributions                                                                                  $0                  $0
                                                                                           --------------------   -----------------
     Principal Payments                                                                                     $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                    $0                  $0
                                                                                           --------------------   -----------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                        $0                  $0
                                                                                           --------------------   -----------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                             $0                  $0
                                                                                           --------------------   -----------------
CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                   $0                  $0
                                                                                           ====================   =================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.        CASE NO.  01-53302
                                                      ----------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:  Oct-01                PETITION DATE:  07/02/01
                 --------                              ----------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in   $1

                                                                        END OF CURRENT        END OF PRIOR      AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                            MONTH                MONTH              FILING
                                                                      ------------------    ----------------    ---------------
    a.  Current Assets                                                                $0                  $0
                                                                      ------------------    ----------------
    b.  Total Assets                                                                  $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------
    c.  Current Liabilities                                                           $0                  $0
                                                                      ------------------    ----------------
    d.  Total Liabilities                                                             $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------

                                                                                                                   CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH        PRIOR MONTH         (CASE TO DATE)
                                                                        -------------        -----------        ---------------

    a.  Total Receipts                                                                $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------
    b.  Total Disbursements                                                           $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                    $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------
    d.  Cash Balance Beginning of Month                                               $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------
    e.  Cash Balance End of Month (c + d)                                             $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------

                                                                                                                   CUMULATIVE
                                                                        CURRENT MONTH         PRIOR MONTH        (CASE TO DATE)

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                    $0                  $0                 $0
                                                                      ------------------    ----------------    ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                       $0                  $0
                                                                      ------------------    ----------------
6.  POST-PETITION LIABILITIES                                                         $0                  $0
                                                                      ------------------    ----------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                            $0                  $0
                                                                      ------------------    ----------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES             NO
                                                                                                      -------         ------
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                 x
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                            x
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                               x
    attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general liability?                     x

13. Are a plan and disclosure statement on file?                                                                     x

14. Was there any post-petition borrowing during this reporting period?                                              x

15. Check if paid: Post-petition taxes __;   U.S. Trustee Quarterly Fees __;   Check if filing is current for: Post-petition
    tax reporting and tax returns: __ .
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: 11/15/01                      /s/ EUGENE A. REILLY
     ------------------             --------------------------------------------
                                    Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended   10/31/01
                                             ----------

              CURRENT MONTH
-------------------------------------------                                                        CUMULATIVE         NEXT MONTH
   ACTUAL         FORECAST       VARIANCE                                                        (CASE TO DATE)        FORECAST
-------------  -------------   ------------                                                    ------------------  ----------------
                                                 REVENUES:

          $0             $0             $0        Gross Sales                                                 $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        less: Sales Returns & Allowances                            $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Net Sales                                                   $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        less: Cost of Goods Sold (Schedule 'B')                     $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Gross Profit                                                $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Interest                                                    $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Other Income:                                               $0                $0
-------------  -------------   ------------                      -------------------------     ------------------  ----------------

-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------

-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0            TOTAL REVENUES                                          $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
                                                EXPENSES:

          $0             $0             $0        Compensation to Owner(s)/Officer(s)                         $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Salaries                                                    $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Commissions                                                 $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Contract Labor                                              $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Rent/Lease:                                                 $0                $0
                                                      Personal Property
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0            Real Property                                           $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Insurance                                                   $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Management Fees                                             $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Depreciation                                                $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Taxes:                                                      $0                $0
                                                      Employer Payroll Taxes
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0            Real Property Taxes                                     $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0            Other Taxes                                             $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Other Selling                                               $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Other Administrative                                        $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Interest                                                    $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Other Expenses:                                             $0                $0
-------------  -------------   ------------                      -------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0            TOTAL EXPENSES                                          $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0      SUBTOTAL                                                      $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
                                                REORGANIZATION ITEMS:
          $0             $0             $0        Professional Fees                                           $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Provisions for Rejected Executory Contracts                 $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Interest Earned on Accumulated Cash from                    $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
                                                  Resulting Chp 11 Case
          $0             $0             $0        Gain or (Loss) from Sale of Equipment                       $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        U.S. Trustee Quarterly Fees                                 $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0                                                                    $0                $0
-------------  -------------   ------------     ------------------------------------------     ------------------  ----------------
          $0             $0             $0             TOTAL REORGANIZATION ITEMS                             $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0       NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0        Federal & State Income Taxes                                $0                $0
-------------  -------------   ------------                                                    ------------------  ----------------
          $0             $0             $0      NET PROFIT (LOSS)                                             $0                $0
=============  =============   ============                                                    ==================  ================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   10/31/01
                                             ----------
ASSETS

                                                                         FROM SCHEDULES            MARKET VALUE
                                                                         --------------            ------------

     CURRENT ASSETS

         Cash and cash equivalents - unrestricted                                                                 $0
                                                                                              -----------------------
         Cash and cash equivalents - restricted                                                                   $0
                                                                                              -----------------------
         Accounts receivable (net)                                              A                                 $0
                                                                                              -----------------------
         Inventory                                                              B                                 $0
                                                                                              -----------------------
         Prepaid expenses                                                                                         $0
                                                                                              -----------------------
         Professional retainers                                                                                   $0
                                                                                              -----------------------
         Other:                                                                                                   $0
               --------------------------------------------------------                       -----------------------

         --------------------------------------------------------------                       -----------------------
               TOTAL CURRENT ASSETS                                                                               $0
                                                                                              -----------------------
     PROPERTY AND EQUIPMENT (MARKET VALUE)

         Real property                                                          C                                 $0
                                                                                              -----------------------
         Machinery and equipment                                                D                                 $0
                                                                                              -----------------------
         Furniture and fixtures                                                 D                                 $0
                                                                                              -----------------------
         Office equipment                                                       D                                 $0
                                                                                              -----------------------
         Leasehold improvements                                                 D                                 $0
                                                                                              -----------------------
         Vehicles                                                               D                                 $0
                                                                                              -----------------------
         Other:                                                                 D                                 $0
               --------------------------------------------------------                       -----------------------
                                                                                D                                 $0
         --------------------------------------------------------------                       -----------------------
                                                                                D                                 $0
         --------------------------------------------------------------                       -----------------------
                                                                                D                                 $0
         --------------------------------------------------------------                       -----------------------
                                                                                D                                 $0
         --------------------------------------------------------------                       -----------------------
               TOTAL PROPERTY AND EQUIPMENT                                                                       $0
                                                                                              -----------------------
     OTHER ASSETS

         Loans to shareholders                                                                                    $0
                                                                                              -----------------------
         Loans to affiliates                                                                                      $0
                                                                                              -----------------------

         --------------------------------------------------------------                       -----------------------

         --------------------------------------------------------------                       -----------------------

         --------------------------------------------------------------                       -----------------------

         --------------------------------------------------------------                       -----------------------
               TOTAL OTHER ASSETS                                                                                 $0
                                                                                              -----------------------
               TOTAL ASSETS                                                                                       $0
                                                                                              =======================


NOTE:
       Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

LIABILITIES FROM SCHEDULES
     POST-PETITION

         CURRENT LIABILITIES

               Salaries and wages                                                                                 $0
                                                                                              -----------------------
               Payroll taxes                                                                                      $0
                                                                                              -----------------------
               Real and personal property taxes                                                                   $0
                                                                                              -----------------------
               Income taxes                                                                                       $0
                                                                                              -----------------------
               Sales taxes                                                                                        $0
                                                                                              -----------------------
               Notes payable (short term)                                                                         $0
                                                                                              -----------------------
               Accounts payable (trade)                                         A                                 $0
                                                                                              -----------------------
               Real property lease arrearage                                                                      $0
                                                                                              -----------------------
               Personal property lease arrearage                                                                  $0
                                                                                              -----------------------
               Accrued professional fees                                                                          $0
                                                                                              -----------------------
               Current portion of long-term post-petition debt (due within
                12 months)                                                                                        $0
                                                                                              -----------------------
               Other:                                                                                             $0
                        -------------------------------------------------                     -----------------------

               ----------------------------------------------------------                     -----------------------

               ----------------------------------------------------------                     -----------------------
               TOTAL CURRENT LIABILITIES                                                                          $0
                                                                                              -----------------------
         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                     $0
                                                                                              -----------------------
               TOTAL POST-PETITION LIABILITIES                                                                    $0
                                                                                              -----------------------
     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

               Secured claims                                                   F                                 $0
                                                                                              -----------------------
               Priority unsecured claims                                        F                                 $0
                                                                                              -----------------------
               General unsecured claims                                         F                                 $0
                                                                                              -----------------------
               TOTAL PRE-PETITION LIABILITIES                                                                     $0
                                                                                              -----------------------
               TOTAL LIABILITIES                                                                                  $0
                                                                                              -----------------------
EQUITY (DEFICIT)

         Retained Earnings/(Deficit) at time of filing                                                            $0
                                                                                              -----------------------
         Capital Stock                                                                                            $0
                                                                                              -----------------------
         Additional paid-in capital                                                                               $0
                                                                                              -----------------------
         Cumulative profit/(loss) since filing of case                                                            $0
                                                                                              -----------------------
         Post-petition contributions/(distributions) or (draws)                                                   $0
                                                                                              -----------------------

         ----------------------------------------------------------------                     -----------------------
         Market value adjustment                                                                                  $0
                                                                                              -----------------------
               TOTAL EQUITY (DEFICIT)                                                                             $0
                                                                                              -----------------------
TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                            $0
                                                                                              =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                      ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
Receivables and Payables Agings                     [PRE AND POST PETITION]     [POST PETITION]     POST PETITION DEBT
                                                    -----------------------    ----------------     ------------------
    0 -30 Days                                                          $0                  $0
                                                     ----------------------    ----------------
    31-60 Days                                                          $0                  $0
                                                     ----------------------    ----------------
    61-90 Days                                                          $0                  $0                     $0
                                                     ----------------------    ----------------     ------------------
    91+ Days                                                            $0                  $0
                                                     ----------------------    ----------------
    Total accounts receivable/payable                                   $0                  $0
                                                     ----------------------    ================
    Allowance for doubtful accounts                                     $0
                                                     ----------------------
    Accounts receivable (net)                                           $0
                                                     ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                    COST OF GOODS SOLD
----------------------------------                                    ------------------

                                           INVENTORY(IES)
                                             BALANCE AT
                                            END OF MONTH
                                            ------------
                                                                      INVENTORY BEGINNING OF MONTH                     $0
                                                                                                        ------------------
                                                                      ADD -
    Retail/Restaurants -                                                Net purchase                                   $0
                                                                                                        ------------------
      Product for resale                                 $0             Direct labor                                   $0
                                         -------------------                                            ------------------
                                                                        Manufacturing overhead                         $0
                                                                                                        ------------------
    Distribution -                                                      Freight in                                     $0
                                                                                                        ------------------
      Products for resale                                $0             Other:                                         $0
                                         -------------------                                            ------------------

                                                                      --------------------------        ------------------
    Manufacturer -
                                                                      --------------------------        ------------------
      Raw Materials                                      $0
                                         -------------------
      Work-in-progress                                   $0           Less -
                                         -------------------
      Finished goods                                     $0             Inventory End of Month                         $0
                                         -------------------                                            ------------------
                                                                        Shrinkage                                      $0
                                                                                                        ------------------
    Other - Explain                                      $0             Personal Use                                   $0
                                         -------------------                                            ------------------

    -----------------------
                                                                      Cost of Goods Sold                               $0
    -----------------------                                                                             ==================
        TOTAL                                            $0
                                         ===================


    METHOD OF INVENTORY CONTROL                                       INVENTORY VALUATION METHODS

    Do you have a functioning perpetual inventory system?             Indicate by a checkmark method of inventory used.
              Yes                 No
                  --------           -----
    How often do you take a complete physical inventory?              Valuation methods -
                                                                        FIFO cost
                                                                                                                          -----
      Weekly                                                            LIFO cost
                          -----------                                                                                     -----
      Monthly                                                           Lower of cost or market
                          -----------                                                                                     -----
      Quarterly                                                         Retail method
                          -----------                                                                                     -----
      Semi-annually                                                     Other
                          -----------                                                                                     -----
      Annually                                                          Explain
                          -----------


Date of last physical inventory was       Not Applicable
                                          -----------------           --------------------------------------------------------------

                                                                      --------------------------------------------------------------
Date of next physical inventory is        Not Applicable
                                          -----------------           --------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                      COST               MARKET VALUE
                                                                                 ----               ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------


      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                              0-30 DAYS          31-60 DAYS         61-90 DAYS           91+ DAYS            TOTAL
                                           ---------          ----------         ----------           --------            -----
FEDERAL
       Income Tax Withholding                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       FICA - Employee                               $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       FICA - Employer                               $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Unemployment (FUTA)                           $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Income                                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Other (Attach List)                           $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
TOTAL FEDERAL TAXES                                  $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
STATE AND LOCAL

       Income Tax Withholding                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Unemployment (UT)                             $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Disability Insurance (DI)                     $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Empl. Training Tax (ETT)                      $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Sales                                         $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Excise                                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Real property                                 $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Personal property                             $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Income                                        $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
       Other (Attach List)                           $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
TOTAL STATE & LOCAL TAXES                            $0                  $0                $0                  $0                $0
                                        ---------------     ---------------     -------------      --------------     -------------
TOTAL TAXES                                          $0                  $0                $0                  $0                $0
                                        ===============     ===============     =============      ==============     =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                AMOUNT           AMOUNT(b)
-------------------------------------------                                -------         ----------
       Secured claims(a)                                                            $0               $0
                                                                        --------------    -------------
       Priority claims other than taxes                                             $0               $0
                                                                        --------------    -------------
       Priority tax claims                                                          $0               $0
                                                                        --------------    -------------
       General unsecured claims                                                     $0               $0
                                                                        --------------    -------------

    (a) List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1           ACCOUNT 2          ACCOUNT 3          ACCOUNT 4
                                        ---------------     ---------------     --------------     -------------
Bank                                         None
                                        ---------------     ---------------     --------------     -------------
Account Type
                                        ---------------     ---------------     --------------     -------------
Account No.
                                        ---------------     ---------------     --------------     -------------
Account Purpose
                                        ---------------     ---------------     --------------     -------------
Balance, End of Month
                                        ---------------     ---------------     --------------     -------------
Total Funds on Hand for all Accounts                 $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

                                                                                 Actual                  Cumulative
                                                                             Current Month             (Case to Date)
                                                                             -------------             --------------
CASH RECEIPTS

      Rent/Leases Collected                                                                $0                        $0
                                                                          -------------------        ------------------
      Cash Received from Sales                                                             $0                        $0
                                                                          -------------------        ------------------
      Interest Received                                                                    $0                        $0
                                                                          -------------------        ------------------
      Borrowings                                                                           $0                        $0
                                                                          -------------------        ------------------
      Funds from Shareholders, Partners, or Other Insiders                                 $0                        $0
                                                                          -------------------        ------------------
      Capital Contributions                                                                $0                        $0
                                                                          -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------

      -------------------------------------------------------             -------------------        ------------------
           TOTAL CASH RECEIPTS                                                             $0                        $0
                                                                          -------------------        ------------------
CASH DISBURSEMENTS

      Payments for Inventory                                                               $0                        $0
                                                                          -------------------        ------------------
      Selling                                                                              $0                        $0
                                                                          -------------------        ------------------
      Administrative                                                                       $0                        $0
                                                                          -------------------        ------------------
      Capital Expenditures                                                                 $0                        $0
                                                                          -------------------        ------------------
      Principal Payments on Debt                                                           $0                        $0
                                                                          -------------------        ------------------
      Interest Paid                                                                        $0                        $0
                                                                          -------------------        ------------------
      Rent/Lease:
           Personal Property                                                               $0                        $0
                                                                          -------------------        ------------------
           Real Property                                                                   $0                        $0
                                                                          -------------------        ------------------
      Amount Paid to Owner(s)/Officer(s)
           Salaries                                                                        $0                        $0
                                                                          -------------------        ------------------
           Draws                                                                           $0                        $0
                                                                          -------------------        ------------------
           Commissions/Royalties                                                           $0                        $0
                                                                          -------------------        ------------------
           Expense Reimbursements                                                          $0                        $0
                                                                          -------------------        ------------------
           Other                                                                           $0                        $0
                                                                          -------------------        ------------------
      Salaries/Commissions (less employee withholding)                                     $0                        $0
                                                                          -------------------        ------------------
      Management Fees                                                                      $0                        $0
                                                                          -------------------        ------------------
      Taxes:
           Employee Withholding                                                            $0                        $0
                                                                          -------------------        ------------------
           Employer Payroll Taxes                                                          $0                        $0
                                                                          -------------------        ------------------
           Real Property Taxes                                                             $0                        $0
                                                                          -------------------        ------------------
           Other Taxes                                                                     $0                        $0
                                                                          -------------------        ------------------
      Other Cash Outflows:                                                                 $0                        $0
                                                                          -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------

           --------------------------------------------------             -------------------        ------------------
           TOTAL CASH DISBURSEMENTS:                                                       $0                        $0
                                                                          -------------------        ------------------
NET INCREASE (DECREASE) IN CASH                                                            $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, BEGINNING OF PERIOD                                                          $0                        $0
                                                                          -------------------        ------------------
CASH BALANCE, END OF PERIOD                                                                $0                        $0
                                                                          ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   10/31/01
                                             ----------

                                                                                                 ACTUAL              CUMULATIVE
CASH FLOWS FROM OPERATING ACTIVITIES                                                          CURRENT MONTH        (CASE TO DATE)
                                                                                              -------------        --------------
                                                                                           --------------------   -----------------
     Cash Received from Sales                                                                               $0                  $0
                                                                                           --------------------   -----------------
     Rent/Leases Collected                                                                                  $0                  $0
                                                                                           --------------------   -----------------
     Interest Received                                                                                      $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid to Suppliers                                                                                 $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Selling Expenses                                                                         $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Administrative Expenses                                                                  $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Rents/Leases:
        Personal Property                                                                                   $0                  $0
                                                                                           --------------------   -----------------
        Real Property                                                                                       $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Interest                                                                                 $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Net Payroll and Benefits                                                                 $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid to Owner(s)/Officer(s)
        Salaries                                                                                            $0                  $0
                                                                                           --------------------   -----------------
        Draws                                                                                               $0                  $0
                                                                                           --------------------   -----------------
        Commissions/Royalties                                                                               $0                  $0
                                                                                           --------------------   -----------------
        Expense Reimbursements                                                                              $0                  $0
                                                                                           --------------------   -----------------
        Other                                                                                               $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.
        Employer Payroll Tax                                                                                $0                  $0
                                                                                           --------------------   -----------------
        Employee Withholdings                                                                               $0                  $0
                                                                                           --------------------   -----------------
        Real Property Taxes                                                                                 $0                  $0
                                                                                           --------------------   -----------------
        Other Taxes                                                                                         $0                  $0
                                                                                           --------------------   -----------------
     Cash Paid for General Expenses                                                                         $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                        $0                  $0
                                                                                           --------------------   -----------------
CASH FLOWS FROM REORGANIZATION ITEMS

     Interest Received on Cash Accumulated Due to Chp 11 Case                                               $0                  $0
                                                                                           --------------------   -----------------
     Professional Fees Paid for Services in Connection with Chp 11 Case                                     $0                  $0
                                                                                           --------------------   -----------------
     U.S. Trustee Quarterly Fees                                                                            $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                                    $0                  $0
                                                                                           --------------------   -----------------
NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                                  $0                  $0
                                                                                           --------------------   -----------------
CASH FLOWS FROM INVESTING ACTIVITIES

     Capital Expenditures                                                                                   $0                  $0
                                                                                           --------------------   -----------------
     Proceeds from Sales of Capital Goods due to Chp 11 Case                                                $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                                    $0                  $0
                                                                                           --------------------   -----------------
CASH FLOWS FROM FINANCING ACTIVITIES

     Net Borrowings (Except Insiders)                                                                       $0                  $0
                                                                                           --------------------   -----------------
     Net Borrowings from Shareholders, Partners, or Other Insiders                                          $0                  $0
                                                                                           --------------------   -----------------
     Capital Contributions                                                                                  $0                  $0
                                                                                           --------------------   -----------------
     Principal Payments                                                                                     $0                  $0
                                                                                           --------------------   -----------------

     ---------------------------------------------------------------------                 --------------------   -----------------
        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                                    $0                  $0
                                                                                           --------------------   -----------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                        $0                  $0
                                                                                           --------------------   -----------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                             $0                  $0
                                                                                           --------------------   -----------------
CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                   $0                  $0
                                                                                           ====================   =================